Exhibit 4.1
PLEDGE AND SECURITY AGREEMENT
EXHIBITS AND SCHEDULES

EXHIBIT A
(See Sections 3.2, 3.3, 3.4, 3.9 and 9.1 of Security Agreement)

INFORMATION AND COLLATERAL LOCATIONS OF GRANTORS

			IV. Organizational
			Number assigned by
	II. State of		State of	V. Federal	VI. Place of Business or
	Incorporation or	III. Type of	Incorporation or	Identification	Chief Executive Office
I. Name of Grantor	Organization	Entity	Organization	Number	and Mailing Address
Tecumseh Products Company	Michigan	Corporation	096612	38-1093240	100 E. Patterson St. Tecumseh, MI 49286
Tecumseh Compressor Company	Delaware	Corporation	3585297	32-0043184	100 E. Patterson St. Tecumseh, MI 49286
Von Weise USA, Inc.	Delaware	Corporation	0887197	48-0916085	100 E. Patterson St. Tecumseh, MI 49286
Evergy, Inc.	Delaware	Corporation	3585288	32-0043183	100 E. Patterson St. Tecumseh, MI 49286
Tecumseh Trading Company	Delaware	Corporation	4088202	20-4089749	100 E. Patterson St. Tecumseh, MI 49286
M. P. Pumps, Inc.	Michigan	Corporation	481594	38-2846541	34800 Bennett Road Fraser, MI 48026
Data Divestco, Inc.	Michigan	Corporation	26360C	02-0578829	100 E. Patterson St. Tecumseh, MI 49286
Tecumseh do Brasil USA, LLC	Delaware	Limited Liability Company	3381113	38-3601979	100 E. Patterson St. Tecumseh, MI 49286

VII. Locations of Collateral:
     A. Tecumseh Products Company
(1)	Properties Owned by the Grantor:
•	100 & 101 East Patterson Street Tecumseh, MI 49286

•	420 S. Maumee Tecumseh, MI 48286

•	900 North Street Grafton, WI 53024

•	227 CDF Boulevard Shannon, MS 38868 (Under a purchase agreement, closing scheduled)

•	No Street Address* Calumet County, WI

*	Calumet County Property Description:
PARCEL 1:
Commencing in the center of the Center Street in the Village of Hayton, in the County of Calumet, where said Center Street intersects with a town road running north and south, east of the Mill Dam in the Village of Hayton, running thence north along the west line of said town road a distance of Four Hundred Four (404) feet, thence West Twenty-four (24) rods, thence South Four Hundred Four (404) feet, thence East Twenty-four (24) rods, to the point of beginning. The above described property being a portion of the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section Sixteen (16) in Township Number Eighteen (18) North of Range Number Twenty (20) East in the Town of Charlestown.
and
Commencing in the center of Center Street in the Village of Hayton in the County of Calumet where said Center Street intersects with the town road running north and south, east of the mill dam in the Village of Hayton, running thence north along the west line of said town road a distance of Four hundred fifty (450) feet, to the point of beginning, thence West to the low water mark of the mill pond, thence meandering along the low water mark of the mill pond to the north line of property hereto-fore conveyed by Anton Buhl and wife to Ray Thede as per Deed in Volume 72 of Deeds on page 274 in the office of the Register of Deeds for Calumet County, running thence east along the north line of said property so heretofore conveyed to the west line of the town road as aforesaid and thence north Forty-six (46) feet to the point of beginning.
Tax Key No. 006-0000-0000000-000-0-182016-00-330C (Loc ID 03826)

PARCEL 2:
Part of the Southwest 1/4 of the Southwest 1/4 of Section 16, Township 18 North, Range 20 East, Town of Charlestown, Calumet County, Wisconsin, more fully described as follows:
Commencing at the northeast corner of southwest quarter of the southwest quarter of section sixteen (16) in Township No. Eighteen (18) North of Range No. Twenty (20) East, running thence south to the center of center Street in the village of Hayton, in the County of Calumet aforesaid; running west twenty four rods, thence north to the north line of said southwest quarter of the southwest quarter to a point twenty four (24) rods west of the northeast corner of the southwest quarter of the southwest quarter, thence East twenty four (24) rods to the point of beginning. Excepting therefrom four hundred fifty (450) feet off of the south end thereof to low water mark.
Also excepting therefrom:
Lot 1 of Certified Survey Map #1442, recorded in the office of the Register of Deeds for Calumet County, Wisconsin, on October 8, 1990 at 3:55 P.M. in Volume 10 of Survey Maps on Page 66, as Document No. 209173. Being part of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section Sixteen (16), Township Eighteen (18) North, Range Twenty (20) East, Town of Charlestown, Calumet County, Wisconsin.
also excepting therefrom:
That part of the Southwest Quarter of the southwest Quarter of Section 16, Township 18 North, Range 20 East, Town of Charlestown, Calumet County, Wisconsin, and described as follows:
Commencing at the Southwest Corner of said Section 16; thence North 00°09 '12" West a distance of 1,327.04 feet along the west line of the southwest quarter, thence South 89°44 '30" East a distance of 1,155.80 feet to the northeast corner of Certified Survey Map No. 1442; thence South 00°07 '25" East a distance of 133.00 feet along the east line of Certified Survey Map No. 1442 to the point of beginning; thence South 39°37'45" West a distance of 147.46 feet along a southeasterly line of Certified Survey Map No. 1442 to the south line of Certified survey Map No. 1442; thence South 89°44 '30" East a distance of 94.30 feet; thence North 00°07 '25" West a distance of 114.00 feet to the point of beginning.
Tax Key No.
     (Part of) 006-0000-0000000-000-0-182016-00-330A (Loc ID 03824)

Parcels 1 and 2 are now known and described as follows, to-wit:
That part of the Southwest Quarter of the Southwest Quarter and the Southeast Quarter of the Southwest Quarter of Section 16, Township 18 North, Range 20 East, Town of Charlestown, Calumet County, Wisconsin, and being described as follows.
Commencing at the Southwest Corner of said Section 16; thence North 00°08'54" West: a distance of 1,325.90 feet along the west line of the southwest quarter to the north line of the southwest quarter of the southwest quarter; thence South 89°36'32" East a distance of 1,155.82 feet along the north line to the northeast corner of Certified Survey Map No. 1442, Volume 10, Page 66, and the point of beginning; thence continuing South 89°36'32" East a distance of 157.61 feet along the north line of the southwest quarter of the southwest quarter and the north line of the southeast quarter of the southwest quarter to the west right-of-way line of Weeks Road; thence South 00°05'19" West a distance of 716.47 feet along the west right-of-way line to the centerline of Center Street; thence North 89°54'41" West a distance of 396.00 feet; thence North 00°05'19" East a distance of 404.00 feet; thence South 89°54'41" East a distance of 103.63 feet to a point that is South 89°54'41" East a distance of 25 feet more or less from the water’s edge of Hayton Mill Pond; thence North 40°39'30" West a distance of 60.72 feet along a meander line to a point that is South 89°54'41" East a distance of 25 feet more or less from the water’s edge of Hayton Mill Pond; thence North 89°54'41" West a distance of 69.80 feet; thence North 00°07'25" West a distance of 24.77 feet to the south line of Certified Survey Map No. 1442, extended North 89°44'12" West; thence South 89°44'12" East a distance of 245.17 feet along the south line of Certified Survey Map No. 1442 and it’s extension to the east line of Certified Survey Map No. 1442, extended South 00°07'07" East; thence North 00°07'07" West a distance of 243.29 feet along the east line of Certified Survey Map No. 1442 and it’s extension to the point of beginning. Including all the land lying between the meander line and the water’s edge of Hayton Mill Pond. Reserving the North 33.00 feet for road right-of-way purposes.
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	None
B. Evergy, Inc.
          (1) Properties Owned by the Grantor:
•	2700 W Wood Street Paris, TN 38242

•	881 Main Street Pawtucket, RI 02860

(Under a purchase agreement, closing scheduled)
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	Kane Magnetiks International 700 Elk Ave Kane, PA 16735 (Equipment at vendor)
C. Von Weise USA, Inc.
          (1) Properties Owned by the Grantor:
•	None
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	None
D. Data Divestco, Inc.
          (1) Properties Owned by the Grantor:
•	None
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	None
E. M. P. Pumps, Inc.
          (1) Properties Owned by the Grantor:

•	34800 Bennett Drive Fraser, MI 48026
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	None
F. Tecumseh Compressor Company
          (1) Properties Owned by the Grantor:
•	None
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	City Verona, Mississippi Highway 25 South Verona, MS 38879
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	AVI (Testing Facility) Laughlin, NV
G. Tecumseh Trading Company
          (1) Properties Owned by the Grantor:
•	None
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	None
H. Tecumseh do Brasil USA, LLC

          (1) Properties Owned by the Grantor:
•	None
          (2) Properties Leased by the Grantor (Include Landlord’s Name):
•	None
          (3) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):
•	Kuehne + Nagel 1470 Brummel Elk Grove Village IL 60007

•	Kuehne + Nagel 6001 S. 35th Street, Suite A McAllen TX 78503

EXHIBIT B
(See Section 3.5 of Security Agreement)

COLLATERAL DEPOSIT ACCOUNTS & LOCK BOXES

DEPOSIT ACCOUNTS
NAME OF GRANTOR	Account Name	Account Number	Bank Name	Address
Tecumseh Products	International	1000-901726	Comerica Bank	500 Woodward Avenue
Company-Corporate				Detroit, MI 48275

Evergy, Inc.-Paris	Deposit	67032	Commercial Bank & Trust	101 North Poplar Street
				Paris, TN 38242

Tecumseh Products	Concentration	361258074	JPMorganChase	Suite IL 1-0239
Company-Corporate				Chicago, IL 60661

Tecumseh do Brasil USA	Concentration	363508434	JPMorganChase	Suite IL 1-0239
				Chicago, IL 60661

Tecumseh Products	General Account	18-801-8	United Bank and Trust	205 E. Chicago Blvd.
Company-Corporate				Tecumseh, MI 49286

LOCK BOXES
NAME OF GRANTOR	Account Name	Account Number	Bank Name	Address
Tecumseh Products Company-Corporate	Lockbox Concentration	5491401	JPMorganChase	Suite IL 1-0239 Chicago, IL 60661

EXHIBIT C
(See Section 3.7 of Security Agreement)
LETTER-OF-CREDIT RIGHTS AND CHATTEL PAPER
I. LETTER-OF-CREDIT RIGHTS

		Issuer and			Outstanding
Applicant	Beneficiary	Reference No.	Expiration	LC Amount	at 2/18/08
Tecumseh / Tecumseh Products	The Travelers	JPMorganChase	8/29/08	$3,115,000	$3,115,000
	Indemnity Company	CPCS-650458/
		FWC-300805

Tecumseh / Tecumseh	MI Workers’	JPMorganChase	8/03/08	$200,000	$200,000
Products Company	Compensation Agency	IPCS-576491/
		MI 01

Tecumseh / Tecumseh	Liberty Mutual	JPMorganChase	2/28/09	$1,000,000	$1,000,000
Products Company	Insurance Company	CPCS-650460/
		WC 003

Tecumseh / Tecumseh	Safety National Casualty	JPMorganChase	8/29/08	$2,115,000	$2,115,000
Products Company		CPCS-650457/
		WC-290805

II. CHATTEL PAPER
     None.

EXHIBIT D
(See Section 3.10 and 3.11 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

		PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	USA	APPARATUS FOR AND METHOD OF VENTING HYDROCARBON REFRIGERANT LEAKS	7,107,786	19-Sep-2006
Tecumseh Products Company	USA	APPARATUS FOR THE STORAGE AND CONTROLLED DELIVERY OF FLUIDS	6,959,557	1-Nov-2005
Tecumseh Products Company	Canada	APPARATUS FOR THE STORAGE AND CONTROLLED DELIVERY OF FLUIDS	2,479,171	04-Jan-2007
Tecumseh Products Company	Australia	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	749375	10-Oct-2002
Tecumseh Products Company	Canada	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	2,275,816	24-Sep-2002
Tecumseh Products Company	China	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	99108538.8	05-Jan-2005
Tecumseh Products Company	France	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	99 07927	14-Sep-2001
Tecumseh Products Company	Thailand	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	12842	24-May-2002
Tecumseh Products Company	USA	BEARING LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	6,139,295	31-Oct-2000
Tecumseh Products Company	USA	BEARING SUPPORT AND STATOR ASSEMBLY FOR COMPRESSOR	7,063,518	20-Jun-2006
Tecumseh Products Company	USA	CENTRIFUGAL PUMP WITH ISOLATED AND DYNAMICALLY AIR COOLED SHAFT SEAL	5,624,245	29-Apr-1997
Tecumseh Products Company	USA	COMPACT ROTARY COMPRESSOR WITH CARBON DIOXIDE AS WORKING FLUID	7,217,110	15-May-2007
Tecumseh Products Company	USA	COMPACT TRIBOLOGY TESTER	6,817,223	16-Nov-2004
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLIES WITH IMPROVED MOUNTING SUPPORT AND METHOD OF MOUNTING SUCH COMPRESSOR ASSEMBLIES	7,278,834	09-Oct-2007
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLY	6,896,496	24-May-2005
Tecumseh Products Company	India	COMPRESSOR ASSEMBLY HAVING BAFFLE	200702	31-May-2006
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLY HAVING BAFFLE	7,018,184	28-Mar-2006

		PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLY WITH PISTON HAVING MULTIPLE CROSS SECTIONS	7,273,355	25-Sep-2007
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLY WITH RECIPROCATING PISTON AND VENTED CYLINDER	7,175,400	13-Feb-2007
Tecumseh Products Company	France	COMPRESSOR ASSEMBLY WITH RECIPROCATING PISTON AND VENTED CYLINDER	2863669	29-Sep-2006
Tecumseh Products Company	USA	COMPRESSOR DISCHARGE ASSEMBLY	7,063,523	20-Jun-2006
Tecumseh Products Company	Japan	COMPRESSOR DISCHARGE ASSEMBLY	3945582	20-Apr-2007
Tecumseh Products Company	USA	COMPRESSOR HAVING ALIGNMENT BUSHINGS AND ASSEMBLY METHOD	7,163,383	16-Jan-2007
Tecumseh Products Company	Japan	COMPRESSOR HAVING BEARING SUPPORT	3964371	01-Jun-2007
Tecumseh Products Company	USA	COMPRESSOR HAVING BEARING SUPPORT	6,887,050	03-May-2005
Tecumseh Products Company	USA	COMPRESSOR HAVING COUNTERWEIGHT SHIELD	7,094,043	22-Aug-2006
Tecumseh Products Company	USA	COMPRESSOR HAVING DISCHARGE VALVE	7,018,183	28-Mar-2006
Tecumseh Products Company	USA	COMPRESSOR MOUNTING BRACKET AND METHOD OF MAKING	7,186,095	06-Mar-2007
Tecumseh Products Company	Canada	COMPRESSOR OVERLOAD HOLDER AND METHOD OF MOUNTING SAME	2,208,943	06-Jun-2000
Tecumseh Products Company	USA	COMPRESSOR SHOCK ABSORBING MOUNT ASSEMBLY	5,342,179	30-Aug-1994
Tecumseh Products Company	USA	CONDUIT-READY TERMINAL COVER	6,870,098	22-Mar-2005
Tecumseh Products Company	USA	COUNTERWEIGHT FOR HERMETIC COMPRESSORS	6,195,888	06-Mar-2001
Tecumseh Products Company	USA	DIELECTRIC TERMINAL DESIGN	6,910,904	28-Jun-2005
Tecumseh Products Company	USA	DIELECTRIC TERMINAL DESIGN	7,025,614	11-Apr-2006
Tecumseh Products Company	USA	DISCHARGE MANIFOLD AND MOUNTING SYSTEM FOR, AND METHOD OF ASSEMBLING, A HERMETIC COMPRESSOR	6,280,155	28-Aug-2001
Tecumseh Products Company	India	DISCHARGE MUFFLER ARRANGEMENT	201817	21-Aug-2006
Tecumseh Products Company	USA	DISCHARGE MUFFLER ARRANGEMENT	6,176,688	23-Jan-2001
Tecumseh Products Company	USA	DISCHARGE VALVE FOR COMPRESSOR	7,066,722	27-Jun-2006
Tecumseh Products Company	USA	EXPANSION DEVICE ARRANGEMENT FOR VAPOR COMPRESSION SYSTEM	7,178,362	20-Feb-2007
Tecumseh Products Company	Greece	HEAT EXCHANGER HAVING NON-PERPENDICULARLY ALIGNED HEAT TRANSFER ELEMENTS	1004893	23-May-2005

		PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	USA	HEAT EXCHANGER HAVING NON-PERPENDICULARLY ALIGNED HEAT TRANSFER ELEMENTS	6,793,010	21-Sep-2004
Tecumseh Products Company	Italy	HERMETIC COMPRESSOR HAVING RESILIENT INTERNAL MOUNTING	386321	31-Mar-1993
Tecumseh Products Company	Japan	HERMETIC COMPRESSOR HAVING RESILIENT INTERNAL MOUNTING	2,092,217	18-Sep-1996
Tecumseh Products Company	USA	HERMETIC COMPRESSOR HAVING RESILIENT INTERNAL MOUNTING	5,007,807	16-Apr-1991
Tecumseh Products Company	USA	HERMETIC COMPRESSOR WITH ONE-QUARTER WAVELENGTH TUNER	7,029,242	18-Apr-2006
Tecumseh Products Company	Canada	HIGH-LOW PRESSURE HERMETIC COMPRESSOR	2,254,033	26-Jul-2005
Tecumseh Products Company	USA	HORIZONTAL COMPRESSOR END CAP	7,059,839	13-Jun-2006
Tecumseh Products Company	Canada	HORIZONTAL ROTARY COMPRESSOR OILING SYSTEM	2,091,391	26-Aug-1997
Tecumseh Products Company	USA	HORIZONTAL ROTARY COMPRESSOR OILING SYSTEM	5,222,885	29-Jun-1993
Tecumseh Products Company	USA	HORIZONTAL TWO STAGE ROTARY COMPRESSOR	6,929,455	16-Aug-2005
Tecumseh Products Company	USA	HORIZONTAL TWO STAGE ROTARY COMPRESSOR WITH IMPROVED LUBRICATION STRUCTURE	6,752,605	22-Jun-2004
Tecumseh Products Company	China	IMPROVED HERMETIC REFRIGERATION COMPRESSOR MOTOR PROTECTOR	01136792.X	27-Oct-2004
Tecumseh Products Company	USA	IMPROVED HERMETIC REFRIGERATION COMPRESSOR MOTOR PROTECTOR	6,501,629	31-Dec-2002
Tecumseh Products Company	USA	INDUCTIVELY ACTIVATED CONTROL AND PROTECTION CIRCUIT FOR REFRIGERATION SYSTEMS	5,537,834	23-Jul-1996
Tecumseh Products Company	USA	INTEGRAL SUCTION SYSTEM	5,224,840	06-Jul-1993
Tecumseh Products Company	USA	INTEGRALLY FORMED COUNTERWEIGHT FOR ROTOR END RING	5,336,060	09-Aug-1994
Tecumseh Products Company	USA	INTEGRATED HVACR CONTROL AND PROTECTION SYSTEM	7,089,088	08-Aug-2006
Tecumseh Products Company	USA	INTERMEDIATE PRESSURE REGULATING VALVE FOR A SCROLL MACHINE	6,086,342	11-Jul-2000
Tecumseh Products Company	USA	INTERNAL TERMINAL BLOCK FOR COMPRESSOR HERMETIC TERMINAL	4,966,559	30-Oct-1990

		PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	USA	LIQUID LEVEL CONTROL WITH CAPACITIVE SENSORS	5,145,323	08-Sep-1992
Tecumseh Products Company	Canada	LOW PROFILE CONDENSING UNIT	2,425,968	02-Jan-2007
Tecumseh Products Company	USA	LOW PROFILE CONDENSING UNIT	6,751,973	22-Jun-2004
Tecumseh Products Company	USA	LOW PROFILE CONDENSING UNIT	6,295,820	09-Aug-2005
Tecumseh Products Company	USA	LUBRICATING SYSTEM FOR COMPRESSOR	6,527,085	04-Mar-2003
Tecumseh Products Company	USA	LUBRICATION OF A HERMETIC CARBON DIOXIDE COMPRESSOR	7,044,717	17-May-2006
Tecumseh Products Company	Canada	LUBRICATION OF A HERMETIC CARBON DIOXIDE COMPRESSOR	2,431,715	13-Mar-2007
Tecumseh Products Company	USA	LUBRICATION SYSTEM FOR A SCROLL COMPRESSOR	5,013,225	07-May-1991
Tecumseh Products Company	USA	LUBRICATION SYSTEM FOR THE CRANK MECHANISM OF A SCROLL COMPRESSOR	4,997,349	05-Mar-1991
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A CAPILLARY TUBE	7,131,294	07-Nov-2006
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROLLING THE LOAD PLACED ON A COMPRESSOR	7,159,409	09-Jan-2007
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR DETERMINING SUPERCRITICAL PRESSURE IN A HEAT EXCHANGER	7,216,498	15-May-2007
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR MACHINING SCROLL WRAPS	5,103,558	14-Apr-1992
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR REDUCING INRUSH CURRENT IN A MULTI-STAGE COMPRESSOR	7,028,491	18-Apr-2006
Tecumseh Products Company	USA	METHOD OF DRAINING AND RECHARGING HERMETIC COMPRESSOR OIL	7,097,435	29-Aug-2006
Tecumseh Products Company	Canada	MICROPROCESSOR BASED MOTOR CONTROL SYSTEM WITH PHASE DIFFERENCE DETECTION	2,204,970	26-Jun-2001
Tecumseh Products Company	China	MICROPROCESSOR BASED MOTOR CONTROL SYSTEM WITH PHASE DIFFERENCE DETECTION	97113611.4	29-Mar-2001
Tecumseh Products Company	France	MICROPROCESSOR BASED MOTOR CONTROL SYSTEM WITH PHASE DIFFERENCE DETECTION	97 07109	14-Sep-2001
Tecumseh Products Company	Canada	MODULAR REFRIGERATION SYSTEM FOR REFRIGERATION APPLIANCE	2,431,739	20-Nov-2007
Tecumseh Products Company	Japan	MODULAR REFRIGERATION SYSTEM FOR REFRIGERATION APPLIANCE	4033805	02-Nov-2007

		PATENTS
Name of Grantor	Country	Patent Description	Patent Number		Issue Date
Tecumseh Products Company	USA	MODULAR REFRIGERATION SYSTEM FOR REFRIGERATION APPLIANCE		6,701,739	09-Mar-2004
Tecumseh Products Company	USA	MOTOR COVER RETENTION		6,454,549	24-Sep-2002
Tecumseh Products Company	Canada	MOTOR REVERSAL SWITCHING SYSTEM		2329162	19-Apr-2005
Tecumseh Products Company	USA	MOTOR REVERSAL SWITCHING SYSTEM		6,341,497	29-Jan-2002
Tecumseh Products Company	Australia	MULTIPLE WINDING SENSING CONTROL AND PROTECTION CIRCUIT FOR ELECTRIC MOTORS		734777	04-Oct-2001
Tecumseh Products Company	Canada	MULTIPLE WINDING SENSING CONTROL AND PROTECTION CIRCUIT FOR ELECTRIC MOTORS		2,236,228	11-Dec-2001
Tecumseh Products Company	USA	MULTI-LAYER COMPRESSOR HOUSING AND METHOD OF MANUFACTURE		7,179,061	20-Feb-2007
Tecumseh Products Company	USA	MULTI-STAGE VAPOR COMPRESSION SYSTEM WITH INTERMEDIATE PRESSURE VESSEL		6,923,011	02-Aug-2005
Tecumseh Products Company	Australia	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		749370	10-Oct-2002
Tecumseh Products Company	Canada	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		2275788	03-Sep-2002
Tecumseh Products Company	China	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		99109792	10-Nov-2004
Tecumseh Products Company	France	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		2780109	05-Jul-2002
Tecumseh Products Company	Korea	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		2000006362	25-Jan-2000
Tecumseh Products Company	Thailand	OLDHAM COUPLING FOR A SCROLL COMPRESSOR		13438	04-Sep-2002
Tecumseh Products Company	USA	OVER-CURRENT PROTECTION CIRCUIT FOR HERMETIC TERMINAL APPLICATIONS		6,760,207	06-Jul-2004
Tecumseh Products Company	USA	OVERLOAD PROTECTOR WITH CONTROL ELEMENT		6,542,062	01-Apr-2003
Tecumseh Products Company	Brazil	PICK-UP TUBE GUARD	PI9902280-0		05-Aug-2003
Tecumseh Products Company	USA	PROTECTIVE CONNECTOR ASSEMBLY AND METHOD OF INSTALLING SAME		6,553,663	29-Apr-2003
Tecumseh Products Company	USA	PROTECTIVE COVERING FOR THE TERMINAL ASSEMBLY OF A HERMETIC COMPRESSOR ASSEMBLY		6,273,754	14-Aug-2001
Tecumseh Products Company	USA	RECIPROCATING PISTON COMPRESSOR HAVING IMPROVED NOISE ATTENUATION		7,210,912	01-May-2007
Tecumseh Products Company	Canada	REFRIGERATING UNIT HAVING HEAT EXCHANGER MOUNTING SHROUD		2,440,995	08-Jan-2008
Tecumseh Products Company	USA	REFRIGERATING UNIT HAVING HEAT EXCHANGER-MOUNTING SHROUD		7,055,582	06-Jun-2006
Tecumseh Products Company	Brazil	REFRIGERATION COMPRESSOR THRUST BEARING ASSEMBLY	P	19602415-1	17-Oct-2000

PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	India	REFRIGERATION COMPRESSOR THRUST BEARING ASSEMBLY	193906	05-Dec-2005
Tecumseh Products Company	USA	REFRIGERATION COMPRESSOR THRUST BEARING ASSEMBLY	5,701,668	30-Dec-1997
Tecumseh Products Company	USA	REVERSE ROTATION BRAKE FOR SCROLL COMPRESSOR	6,544,017	08-Apr-2003
Tecumseh Products Company	France	REVERSE ROTATION BRAKE FOR SCROLL COMPRESSOR	2 831 223	02-Mar-2006
Tecumseh Products Company	Canada	REVERSE ROTATION BRAKE FOR SCROLL COMPRESSOR	2,409,250	18-Jul-2006
Tecumseh Products Company	USA	ROTARY COMPRESSOR HAVING TWO-PIECE SEPARATOR PLATE	6,799,956	05-Oct-2004
Tecumseh Products Company	Canada	ROTARY COMPRESSOR WITH CONTINUOUS VANE SLOT AND A METHOD TO SET SLOT WIDTH	2,273,739	31-Dec-2002
Tecumseh Products Company	Canada	ROTARY COMPRESSOR WITH ROTATION PREVENTING PIN	2,124,132	09-Jun-1998
Tecumseh Products Company	USA	ROTATING MACHINE HAVING LUBRICANT-CONTAINING RECESSES ON A BEARING SURFACE	6,537,045	25-Mar-2003
Tecumseh Products Company	USA	SCROLL COMPRESSOR CHECK VALVE ASSEMBLY	6,457,952	01-Oct-2002
Tecumseh Products Company	Canada	SCROLL COMPRESSOR HAVING AXIAL COMPLIANCE VALVE	2,292,330	18-Mar-2003
Tecumseh Products Company	Japan	SCROLL COMPRESSOR INCLUDING COMPLIANCE MECHANISM FOR THE ORBITING SCROLL MEMBER	2,565,616	03-Oct-1996
Tecumseh Products Company	Canada	SCROLL COMPRESSOR LUBRICATION CONTROL	2,099,150	07-Jan-1997
Tecumseh Products Company	France	SCROLL COMPRESSOR LUBRICATION CONTROL	584466	26-Mar-1997
Tecumseh Products Company	USA	SCROLL COMPRESSOR STABILIZER RING	5,383,772	24-Jan-1995
Tecumseh Products Company	USA	SEAL MEMBER FOR SCROLL COMPRESSORS	7,314,357	01-Jan-2008
Tecumseh Products Company	USA	SELF-BALANCED COMPRESSOR CRANKSHAFT	6,695,601	24-Feb-2004
Tecumseh Products Company	USA	SINGLE PIECE GASKET VALVE PLATE ASSEMBLY	5,022,833	11-Jun-1991
Tecumseh Products Company	Australia	STEPPED ANNULAR INTER-MEDIATE PRESSURE CHAMBER FOR AXIAL COMPLIANCE IN A SCROLL COMPRESSOR	749353	10-Oct-2002
Tecumseh Products Company	Canada	STEPPED ANNULAR INTER-MEDIATE PRESSURE CHAMBER FOR AXIAL COMPLIANCE IN A SCROLL COMPRESSOR	2275813	03-Sep-2002

PATENTS
Name of Grantor	Country	Patent Description	Patent Number	Issue Date
Tecumseh Products Company	France	STEPPED ANNULAR INTER-MEDIATE PRESSURE CHAMBER FOR AXIAL COMPLIANCE IN A SCROLL COMPRESSOR	99 07928	05-Jul-2002
Tecumseh Products Company	Thailand	STEPPED ANNULAR INTER-MEDIATE PRESSURE CHAMBER FOR AXIAL COMPLIANCE IN A SCROLL COMPRESSOR	13437	04-Sep-2002
Tecumseh Products Company	USA	SUCTION ACCUMULATOR	6,220,050	24-Apr-2001
Tecumseh Products Company	Brazil	SUCTION ACCUMULATOR	PI 9906155-4	11-Oct-2005
Tecumseh Products Company	Canada	SUCTION ACCUMULATOR	2,290,200	25-Apr-2006
Tecumseh Products Company	France	SUCTION ACCUMULATOR	2787146	06-Oct-2006
Tecumseh Products Company	USA	SUCTION ACCUMULATOR ASSEMBLY	5,850,743	22-Dec-1998
Tecumseh Products Company	USA	SUCTION ACCUMULATOR ASSEMBLY	6,092,284	25-Jul-2000
Tecumseh Products Company	Canada	SUCTION INLET FOR ROTARY COMPRESSOR	2,200,290	29-May-2001
Tecumseh Products Company	Canada	SUSPENSION SPRING SUPPORT FOR HERMETIC COMPRESSORS	2,265,081	31-Dec-2002
Tecumseh Products Company	USA	TERMINAL BLOCK ASSEMBLY FOR A HERMETIC COMPRESSOR	7,108,489	19-Sep-2006
Tecumseh Products Company	USA	THERMOELECTRIC HEAT LIFTING APPLICATION	6,941,761	13-Sep-2005
Tecumseh Products Company	USA	TRANSCRITICAL VAPOR COMPRESSION SYSTEM AND METHOD OF OPERATING INCLUDING REFRIGERANT STORAGE TANK AND NON-VARIABLE EXPANSION DEVICE	7,096,679	29-Aug-2006
Tecumseh Products Company	USA	TWO STAGE HERMETIC CARBON DIOXIDE COMPRESSOR	6,631,617	14-Oct-2003
Tecumseh Products Company	USA	VALVE INDEXING FOR A COMPRESSOR	5,035,050	30-Jul-1991
Tecumseh Products Company	Japan	VANE FOR A ROTARY COMPRESSOR	2,909,453	02-Apr-1999
Tecumseh Products Company	USA	VANE FOR A ROTARY COMPRESSOR	6,053,716	25-Apr-2000
Tecumseh Products Company	USA	VAPOR COMPRESSION SYSTEM WITH EVAPORATOR DEFROST SYSTEM	6,880,353	19-Apr-2005
Tecumseh Products Company	USA	WATER HEATING SYSTEM	7,024,877	11-Apr-2006

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	Canada	APPARATUS FOR AND METHOD OF VENTING HYDROCARBON REFRIGERANT LEAKS	2,525,362	3-Nov-2005
Tecumseh Products Company	Canada	BEARING SUPPORT AND STATOR ASSEMBLY FOR COMPRESSOR	2,473,211	08-Jul-2004
Tecumseh Products Company	India	BEARING SUPPORT AND STATOR ASSEMBLY FOR COMPRESSOR	628/CHE/2004	01-Jul-2004
Tecumseh Products Company	USA	CAPACITY CONTROL OF A COMPRESSOR	11/759,295	07-Jun-2007
Tecumseh Products Company	Canada	CAPACITY CONTROL OF A COMPRESSOR		12-Jun-2007
Tecumseh Products Company	USA	COMPACT REFRIGERATION SYSTEM AND POWER SUPPLY INCLUDING DYNAMIC INSULATION	10/986,704	12-Nov-2004
Tecumseh Products Company	Canada	COMPACT REFRIGERATION SYSTEM AND POWER SUPPLY INCLUDING DYNAMIC INSULATION	2,525,372	04-Nov-2005
Tecumseh Products Company	Canada	COMPACT REFRIGERATION SYSTEM FOR PROVIDING MULTIPLE LEVELS OF COOLING	2,524,813	31-Oct-2005
Tecumseh Products Company	USA	COMPACT REFRIGERATION SYSTEM FOR PROVIDING MULTIPLE LEVELS OF COOLING	11/263,109	31-Oct-2005
Tecumseh Products Company	Canada	COMPACT REFRIGERATION SYSTEMS AND HEAT EXCHANGERS	2,488,985	29-Nov-2004
Tecumseh Products Company	Canada	COMPACT REFRIGERATION SYSTEMS AND HEAT EXCHANGERS	2,524,820	31-Oct-2005
Tecumseh Products Company	USA	COMPACT REFRIGERATION SYSTEMS AND HEAT EXCHANGERS	10/988,399	12-Nov-2004
Tecumseh Products Company	USA	COMPACT REFRIGERATION SYSTEMS AND HEAT EXCHANGERS	11/262,187	28-Oct-2005
Tecumseh Products Company	Canada	COMPACT ROTARY COMPRESSOR WITH CARBON DIOXIDE AS WORKING FLUID	2,496,951	08-Feb-2005
Tecumseh Products Company	USA	COMPRESSOR	11/534,319	22-Sep-2006
Tecumseh Products Company	USA	COMPRESSOR	11/550,970	19-Oct-2006
Tecumseh Products Company	Canada	COMPRESSOR	2,565,352	23-Oct-2006
Tecumseh Products Company	Canada	COMPRESSOR	2,561,440	28-Sep-2006
Tecumseh Products Company	USA	COMPRESSOR AND HERMETIC HOUSING WITH MINIMAL HOUSING PORTS	11/247,340	11-Oct-2005
Tecumseh Products Company	Canada	COMPRESSOR AND HERMETIC HOUSING WITH MINIMAL HOUSING PORTS	2,523,719	17-Oct-2005

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLIES WITH IMPROVED MOUNTING SUPPORT AND METHOD OF MOUNTING SUCH COMPRESSOR ASSEMBLIES	2,492,406	13-Jan-2005
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLY	2,441,830	19-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLY HAVING BAFFLE	2,441,909	19-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLY WITH PISTON HAVING MULTIPLE CROSS SECTIONS	2,488,975	02-Dec-2004
Tecumseh Products Company	France	COMPRESSOR ASSEMBLY WITH PISTON HAVING MULTIPLE CROSS SECTIONS	452988	15-Dec-2004
Tecumseh Products Company	USA	COMPRESSOR ASSEMBLY WITH PRESSURE RELIEF VALVE FITTINGS	10/924,440	24-Aug-2004
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLY WITH PRESSURE RELIEF VALVE FITTINGS	2,516,747	19-Aug-2005
Tecumseh Products Company	Canada	COMPRESSOR ASSEMBLY WITH RECIPROCATING PISTON AND VENTED CYLINDER	2,488,982	02-Dec-2004
Tecumseh Products Company	Canada	COMPRESSOR CRANKSHAFT WITH BEARING SLEEVE AND ASSEMBLY METHOD	2,468,632	27-May-2004
Tecumseh Products Company	India	COMPRESSOR CRANKSHAFT WITH BEARING SLEEVE AND ASSEMBLY METHOD	485/CHE/2004	27-May-2004
Tecumseh Products Company	Canada	COMPRESSOR DISCHARGE ASSEMBLY	2,441,835	19-Sep-2003
Tecumseh Products Company	France	COMPRESSOR DISCHARGE ASSEMBLY	0311124	23-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR HAVING ALIGNMENT BUSHINGS AND ASSEMBLY METHOD	2,441,908	19-Sep-2003
Tecumseh Products Company	France	COMPRESSOR HAVING ALIGNMENT BUSHINGS AND ASSEMBLY METHOD	0311125	23-Sep-2003
Tecumseh Products Company	Japan	COMPRESSOR HAVING ALIGNMENT BUSHINGS AND ASSEMBLY METHOD	2003-327232	19-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR HAVING BEARING SUPPORT	2,441,831	19-Sep-2003
Tecumseh Products Company	France	COMPRESSOR HAVING BEARING SUPPORT	0311127	23-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR HAVING COUNTERWEIGHT SHIELD	2,441,911	19-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR HAVING DISCHARGE VALVE	2,441,827	19-Sep-2003
Tecumseh Products Company	France	COMPRESSOR HAVING DISCHARGE VALVE	0311129	23-Sep-2003
Tecumseh Products Company	Canada	COMPRESSOR MOUNTING BRACKET AND METHOD OF MAKING	2,441,833	19-Sep-2003
Tecumseh Products Company	France	COMPRESSOR MOUNTING BRACKET AND METHOD OF MAKING	0311126	23-Sep-2003

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	Japan	COMPRESSOR MOUNTING BRACKET AND METHOD OF MAKING	2003-327200	19-Sep-2003
Tecumseh Products Company	USA	COMPRESSOR MOUNTING BRACKET AND METHOD OF MAKING	11/625,542	22-Jan-2007
Tecumseh Products Company	USA	COMPRESSOR WITH RADIAL COMPLIANCE MECHANISM	11/278,213	31-Mar-2006
Tecumseh Products Company	Canada	COMPRESSOR WITH RADIAL COMPLIANCE MECHANISM	2,542,097	06-Apr-2006
Tecumseh Products Company	Canada	CONDUIT-READY TERMINAL COVER	2,440,951	15-Sep-2003
Tecumseh Products Company	India	COUNTERWEIGHT FOR HERMETIC COMPRESSORS	279/MAS/99	09-Mar-1999
Tecumseh Products Company	Brazil	DISCHARGE MUFFLER ARRANGEMENT	PI0004785-6	11-Oct-2000
Tecumseh Products Company	USA	DISCHARGE MUFFLER SYSTEM FOR A ROTARY COMPRESSOR	11/046,969	31-Jan-2005
Tecumseh Products Company	Canada	DISCHARGE MUFFLER SYSTEM FOR A ROTARY COMPRESSOR	2,534,117	27-Jan-2006
Tecumseh Products Company	USA	DISCHARGE PORT FOR A SCROLL COMPRESSOR	11/141,187	31-May-2005
Tecumseh Products Company	USA	DISCHARGE VALVE FOR COMPRESSOR	11/336,689	20-Jan-2006
Tecumseh Products Company	Canada	DISCHARGE VALVE WITH DAMPENING	2,495,325	31-Jan-2005
Tecumseh Products Company	USA	DISCHARGE VALVE WITH DAMPENING	10/839,599	5-May-2004
Tecumseh Products Company	Canada	DRIVE SHAFT FOR COMPRESSOR	2,525,814	7-Nov-2005
Tecumseh Products Company	USA	DRIVE SHAFT FOR COMPRESSOR	11/143,084	2-Jun-2005
Tecumseh Products Company	USA	DRIVE SHAFT FOR COMPRESSOR	11/258,584	25-Oct-2005
Tecumseh Products Company	Canada	EXPANSION DEVICE ARRANGEMENT FOR VAPOR COMPRESSION SYSTEM	2,531,392	22-Dec-2005
Tecumseh Products Company	Canada	HEAT EXCHANGER HAVING IMPROVED HEADER	2,425,586	15-Apr-2003
Tecumseh Products Company	Canada	HEAT EXCHANGER HAVING NON-PERPENDICULARLY ALIGNED HEAT TRANSFER ELEMENTS	2,469,733	03-Jun-2004
Tecumseh Products Company	USA	HEAT EXCHANGER WITH ENHANCED AIR DISTRIBUTION	11/262,187	28-Oct-2005
Tecumseh Products Company	Canada	HERMETIC COMPRESSOR WITH ONE-QUARTER WAVELENGTH TUNER	2,486,527	01-Nov-2004
Tecumseh Products Company	Brazil	HERMETIC TERMINAL WITH CONDUCTOR PIN IDENTIFIER	PI9902050-5	29-Apr-1999
Tecumseh Products Company	USA	HORIZONTAL COMPRESSOR END CAP	11/360,748	23-Feb-2006
Tecumseh Products Company	Canada	HORIZONTAL TWO STAGE ROTARY COMPRESSOR	2,440,968	15-Sep-2003

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	Canada	HORIZONTAL TWO STAGE ROTARY COMPRESSOR WITH IMPROVED LUBRICATION STRUCTURE	2,441,052	15-Sep-2003
Tecumseh Products Company	India	HORIZONTAL TWO STAGE ROTARY COMPRESSOR WITH IMPROVED LUBRICATION STRUCTURE	820/CHE/2003	13-Oct-2003
Tecumseh Products Company	USA	HYDROCARBON REFRIGERATION SYSTEM WITH CONVECTION CHANNEL	10/988,118	12-Nov-2004
Tecumseh Products Company	Canada	HYDROCARBON REFRIGERATION SYSTEM WITH CONVECTION CHANNEL	2,525,219	2-Nov-2005
Tecumseh Products Company	India	HYDROCARBON REFRIGERATION SYSTEM WITH CONVECTION CHANNEL	1652/CHE/2005	11-Nov-2005
Tecumseh Products Company	USA	ICE MAKER CIRCUIT	11/532,922	19-Sep-2006
Tecumseh Products Company	Canada	ICE MAKER CIRCUIT	2,561,514	28-Sep-2006
Tecumseh Products Company	Brazil	IMPROVED HERMETIC REFRIGERATION COMPRESSOR MOTOR PROTECTOR	PI0104823-6	25-Oct-2001
Tecumseh Products Company	EP	IMPROVED HERMETIC REFRIGERATION COMPRESSOR MOTOR PROTECTOR	01124645.1	16-Oct-2001
Tecumseh Products Company	India	IMPROVED HERMETIC REFRIGERATION COMPRESSOR MOTOR PROTECTOR	862/MAS/2001	09-Oct-2001
Tecumseh Products Company	EP	LUBRICATION OF A HERMETIC CARBON DIOXIDE COMPRESSOR	03012996.9	10-Jun-2003
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROL OF A VARIABLE SPEED COMPRESSOR	11/016,431	17-Dec-2004
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR CONTROL OF A VARIABLE SPEED COMPRESSOR	2,530,259	14-Dec-2005
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A CAPILLARY TUBE	2,492,272	12-Jan-2005
Tecumseh Products Company	EP	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A CAPILLARY TUBE	05 000 193.2	07-Jan-2005
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A CAPILLARY TUBE	11/469,139	31-Aug-2006
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A TWO-STAGE COMPRESSOR	2,523,821	20-Oct-2005

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROL OF CARBON DIOXIDE GAS COOLER PRESSURE BY USE OF A TWO-STAGE COMPRESSOR	11/145,661	6-Jun-2005
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR CONTROLLING THE LOAD PLACED ON A COMPRESSOR	2,492,190	10-Jan-2005
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR CONTROLLING THE LOAD PLACED ON A COMPRESSOR	11/469,139	31-Aug-2006
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR DETERMINING SUPERCRITICAL PRESSURE IN A HEAT EXCHANGER	2,481,885	20-Sep-2004
Tecumseh Products Company	USA	METHOD AND APPARATUS FOR IMPROVING EVAPORATOR PERFORMANCE	11/735,765	16-Apr-2007
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR IMPROVING EVAPORATOR PERFORMANCE	2,585,093	17-Apr-2007
Tecumseh Products Company	Canada	METHOD AND APPARATUS FOR REDUCING INRUSH CURRENT IN A MULTI-STAGE COMPRESSOR	2,493,895	24-Jan-2005
Tecumseh Products Company	Canada	METHOD OF DRAINING AND RECHARGING HERMETIC COMPRESSOR OIL	2,431,298	05-Jun-2003
Tecumseh Products Company	Canada	MODULAR HEATING OR COOLING SYSTEM	2,455,297	16-Jan-2004
Tecumseh Products Company	France	MODULAR HEATING OR COOLING SYSTEM	0400395	16-Jan-2004
Tecumseh Products Company	Mexico	MODULAR HEATING OR COOLING SYSTEM	2004/000539	16-Jan-2004
Tecumseh Products Company	USA	MODULAR HEATING OR COOLING SYSTEM	10/750,693	2-Jan-2004
Tecumseh Products Company	EP	MODULAR REFRIGERATION SYSTEM FOR REFRIGERATION APPLIANCE	03013182.5	12-Jun-2003
Tecumseh Products Company	USA	MOTOR-COMPRESSOR UNIT MOUNTING ARRANGEMENT FOR COMPRESSORS	11/742,779	01-May-2007
Tecumseh Products Company	Canada	MULTI-LAYER COMPRESSOR HOUSING AND METHOD OF MANUFACTURE	2,469,700	03-Jun-2004
Tecumseh Products Company	Canada	MULTI-STAGE VAPOR COMPRESSION SYSTEM WITH INTERMEDIATE PRESSURE VESSEL	2 479,137	26-Aug-2004
Tecumseh Products Company	Canada	OVER-CURRENT PROTECTION CIRCUIT FOR HERMETIC TERMINAL APPLICATIONS	2,431,111	11-Dec-2001
Tecumseh Products Company	EP	OVER-CURRENT PROTECTION CIRCUIT FOR HERMETIC TERMINAL APPLICATIONS	1991000.9	22-May-2003
Tecumseh Products Company	India	OVER-CURRENT PROTECTION CIRCUIT FOR HERMETIC TERMINAL APPLICATIONS	917/CHENP2003	11-Jun-2003

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	USA	OVER-CURRENT PROTECTION CIRCUIT FOR HERMETIC TERMINAL APPLICATIONS	10/794,117	5-Mar-2004
Tecumseh Products Company	USA	PASSIVE SECONDARY AIR MUFFLER	11/844,411	24-Aug-2007
Tecumseh Products Company	USA	RECIPROCATING PISTON COMPRESSOR HAVING IMPROVED NOISE ATTENUATION	11/554,219	30-Oct-2006
Tecumseh Products Company	USA	RECIPROCATING PISTON COMPRESSOR HAVING IMPROVED NOISE ATTENUATION	11/678,859	26-Feb-2007
Tecumseh Products Company	Canada	REFRIGERANT CONTAINMENT VESSEL WITH THERMAL INERTIA AND METHOD OF USE	2,523,822	20-Oct-2005
Tecumseh Products Company	USA	REFRIGERANT CONTAINMENT VESSEL WITH THERMAL INERTIA AND METHOD OF USE	11/197,687	4-Aug-2005
Tecumseh Products Company	USA	REFRIGERATING UNIT HAVING HEAT EXCHANGER-MOUNTING SHROUD	11/165,414	23-Jun-2005
Tecumseh Products Company	USA	ROCKER COMPRESSOR MECHANISM	11/152.215	14-Jun-2005
Tecumseh Products Company	Canada	ROCKER COMPRESSOR MECHANISM	2,511,140	29-Jun-2005
Tecumseh Products Company	Canada	ROTARY COMPRESSOR HAVING TWO-PIECE SEPARATOR PLATE	2,464,216	13-Apr-2004
Tecumseh Products Company	India	ROTARY COMPRESSOR HAVING TWO-PIECE SEPARATOR PLATE	703/DEL/2004	13-Apr-2004
Tecumseh Products Company	USA	ROTARY COMPRESSOR WITH PERMANENT MAGNET MOTOR	11/380,057	25-Apr-2006
Tecumseh Products Company	Canada	ROTARY COMPRESSOR WITH PERMANENT MAGNET MOTOR	2,545,360	28-Apr-2006
Tecumseh Products Company	USA	ROTATING DISCHARGE VALVE	11/328,868	10-Jan-2006
Tecumseh Products Company	Canada	ROTATING DISCHARGE VALVE	2,532,045	05-Jan-2006
Tecumseh Products Company	Canada	SCROLL COMPRESSOR	2,594,440	23-Jul-2007
Tecumseh Products Company	USA	SCROLL COMPRESSOR	11/780,660	20-Jul-2007
Tecumseh Products Company	USA	SCROLL COMPRESSOR WITH REFRIGERANT INJECTION SYSTEM	11/671,073	05-Feb-2007
Tecumseh Products Company	Canada	SEAL MEMBER FOR SCROLL COMPRESSORS	2,545,394	01-May-2006
Tecumseh Products Company	USA	SELF PRIMING CENTRIFUGAL PUMP	60/957,308	22-Aug-2007
Tecumseh Products Company	EP	SINGLE PHASE COMPRESSOR THERMOSTAT WITH START RELAY AND MOTOR PROTECTION	99100490.4	12-Jan-1999
Tecumseh Products Company	USA	SUCTION BAFFLE FOR SCROLL COMPRESSORS	11/679,337	27-Feb-2007
Tecumseh Products Company	Canada	SUCTION BAFFLE FOR SCROLL COMPRESSORS	2,544,112	19-Apr-2006

PATENT APPLICATIONS
			Application	Application
Name of Grantor	Country	Patent Application	Serial Number	Filing Date
Tecumseh Products Company	Canada	TERMINAL BLOCK ASSEMBLY FOR A HERMETIC COMPRESSOR	2,464,230	13-Apr-2004
Tecumseh Products Company	India	TERMINAL BLOCK ASSEMBLY FOR A HERMETIC COMPRESSOR	704/DEL/2004	13-Apr-2004
Tecumseh Products Company	USA	TERMINAL BLOCK ASSEMBLY FOR A HERMETIC COMPRESSOR	10/675,313	30-Sep-2003
Tecumseh Products Company	Canada	TRANSCRITICAL VAPOR COMPRESSION SYSTEM AND METHOD OF OPERATING INCLUDING REFRIGERANT STORAGE TANK AND NON-VARIABLE EXPANSION DEVICE	2,490,660	22-Dec-2004
Tecumseh Products Company	France	TRANSCRITICAL VAPOR COMPRESSION SYSTEM AND METHOD OF OPERATING INCLUDING REFRIGERANT STORAGE TANK AND NON-VARIABLE EXPANSION DEVICE	0453146	22-Dec-2004
Tecumseh Products Company	Canada	TWO STAGE HERMETIC CARBON DIOXIDE COMPRESSOR	2,433,570	26-Jun-2003
Tecumseh Products Company	France	TWO STAGE HERMETIC CARBON DIOXIDE COMPRESSOR	0307780	27-Jun-2003
Tecumseh Products Company	USA	TWO-STAGE ROTARY COMPRESSOR	11/830,169	30-Jul-2007
Tecumseh Products Company	USA	VAPOR COMPRESSION SYSTEM INCLUDING A SWIVELING COMPRESSOR	11/250,806	13-Oct-2005
Tecumseh Products Company	Canada	VAPOR COMPRESSION SYSTEM INCLUDING A SWIVELING COMPRESSOR	2,523,721	17-Oct-2005
Tecumseh Products Company	Canada	VAPOR COMPRESSION SYSTEM WITH DEFROST SYSTEM	2,525,360	3-Nov-2005
Tecumseh Products Company	USA	VAPOR COMPRESSION SYSTEM WITH DEFROST SYSTEM	10/984,284	9-Nov-2004
Tecumseh Products Company	USA	VARIABLE COOLING LOAD REFRIGERATION CYCLE	11/099,265	5-Apr-2005
Tecumseh Products Company	Canada	WATER HEATING SYSTEM	2,488,987	29-Nov-2004

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	USA	AE APPLIED ELECTRONICS and Design	2,638,709	22-Oct-2002
Tecumseh Products Company	France	AE-MAX	00 3 027 461	12-May-2000
Tecumseh Products Company	Italy	AE-MAX	909679	26-Sep-2003
Tecumseh Products Company	Germany	CFI	30331894	20-Aug-2003
Tecumseh Products Company	USA	CFI	2,949,818	10-May-2005
Tecumseh Products Company	Canada	COOL PRODUCTS	TMA612,421	09-Jun-2004
Tecumseh Products Company	USA	COOL PRODUCTS	2,737,228	15-Jul-2003
Tecumseh Products Company	USA	DURAPOWER	3,006,364	11-Oct-2005
Tecumseh Products Company	Canada	DURAPOWER	TMA673,344	6-Sep-2006
Tecumseh Products Company	European Community	EPACOOL 2 and Design — in color	004484259	21-June-2006
Tecumseh Products Company	USA	EPACOOL 2 and Design — in color	3,262,274	10-Jul-2007
Tecumseh Products Company	USA	EVERGY	3,006,362	11-Oct-2005
Tecumseh Products Company	Canada	EVERGY	TMA674,356	05-Oct-2006
Tecumseh Products Company	USA	E EVERGY and Design	3,006,363	11 Oct-2005
Tecumseh Products Company	USA	FLOMAX	915,436	22-Jun-1971
Tecumseh Products Company	Argentina	Indian Head Design	1406062	30-Sep-1992
Tecumseh Products Company	Argentina	Indian Head Design	1896254	30-Sep-1992
Tecumseh Products Company	Argentina	Indian Head Design	1896253	30-Sep-1992
Tecumseh Products Company	Argentina	Indian Head Design	1588669	17-Jan-1996
Tecumseh Products Company	Argentina	Indian Head Design	1585482	19-Dec-1995
Tecumseh Products Company	Argentina	Indian Head Design	1537711	31-Aug-1994
Tecumseh Products Company	Brazil	Indian Head Design	007165714	10-Apr-1990
Tecumseh Products Company	Brazil	Indian Head Design	007221851	20-Sep-1990
Tecumseh Products Company	Canada	Indian Head Design	408,750	26-Feb-1993
Tecumseh Products Company	Chile	Indian Head Design	533330	27-Jan-1999
Tecumseh Products Company	China	Indian Head Design	254217	30-Jun-1996
Tecumseh Products Company	China	Indian Head Design	259885	20-Aug-1996
Tecumseh Products Company	China	Indian Head Design	383303	20-Aug-1996
Tecumseh Products Company	Colombia	Indian Head Design	40097	29-Jul-1997
Tecumseh Products Company	Colombia	Indian Head Design	96773	28-Dec-2001
Tecumseh Products Company	Denmark	Indian Head Design	1038/1989	03-Mar-1989
Tecumseh Products Company	Egypt	Indian Head Design	42935	14-Jul-1986
Tecumseh Products Company	El Salvador	Indian Head Design	64	12-Mar-1980

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	France	Indian Head Design	1697018	03-Oct-2001
Tecumseh Products Company	Germany	Indian Head Design	1,145,141	24-Aug-1989
Tecumseh Products Company	Guatemala	Indian Head Design	36466	14-Feb-1999
Tecumseh Products Company	Guatemala	Indian Head Design	36465	14-Feb-1999
Tecumseh Products Company	Israel	Indian Head Design	17036	16-Jul-1993
Tecumseh Products Company	Italy	Indian Head Design	759262	09-Nov-1996
Tecumseh Products Company	Japan	Indian Head Design	546577	14-Jan-2000
Tecumseh Products Company	Korea	Indian Head Design	91681	10-Jun-1993
Tecumseh Products Company	Mexico	Indian Head Design	100,691	09-Jun-1994
Tecumseh Products Company	Monaco	Indian Head Design	R96.17018	10-Mar-1981
Tecumseh Products Company	New Zealand	Indian Head Design	175572	22-Oct-1987
Tecumseh Products Company	New Zealand	Indian Head Design	178148	10-Mar-1988
Tecumseh Products Company	Panama	Indian Head Design	66594	13-Mar-1995
Tecumseh Products Company	Panama	Indian Head Design	66595	13-Mar-1995
Tecumseh Products Company	Peru	Indian Head Design	51757	10-Feb-1994
Tecumseh Products Company	Peru	Indian Head Design	51171	18-Nov-1993
Tecumseh Products Company	Poland	Indian Head Design	90 474	11-May-1994
Tecumseh Products Company	Saudi Arabia	Indian Head Design	245/57	02-Dec-1991
Tecumseh Products Company	South Africa	Indian Head Design	2997/58	16-Sep-1992
Tecumseh Products Company	Spain	Indian Head Design	317248	29-Feb-1997
Tecumseh Products Company	Taiwan	Indian Head Design	42,227	27-Feb-1994
Tecumseh Products Company	Taiwan	Indian Head Design	48,318	18-Mar-1994
Tecumseh Products Company	Thailand	Indian Head Design	479703KOR169856	22-Feb-1992
Tecumseh Products Company	Turkey	Indian Head Design	127637	03-May-1991
Tecumseh Products Company	Uruguay	Indian Head Design	814879	07-Sep-1999
Tecumseh Products Company	USA	Indian Head Design	1,532,668	04-Apr-1989
Tecumseh Products Company	Venezuela	Indian Head Design	37217F	07-Jul-1989
Tecumseh Products Company	Venezuela	Indian Head Design	98089F	03-Sep-1981
Tecumseh Products Company	Canada	MASTERFLUX	TMA631,245	26-Jan-2005
Tecumseh Products Company	USA	MASTERFLUX	2,825,052	23-Mar-2004
Tecumseh Products Company	USA	MP PUMPS and DESIGN	753,688	30-Jul-1963
Tecumseh Products Company	USA	MP PUMPS and Indian Head Design	1,261,483	20-Dec-1983
Tecumseh Products Company	Brazil	ORBITEC	818210338	06-Jun-2000
Tecumseh Products Company	France	ORBITEC	94548523	19-May-1995
Tecumseh Products Company	USA	PUMPAK	752,026	02-Jul-1963

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	USA	QUADRO-FLEX	1,504,614	20-Sep-1988
Tecumseh Products Company	Argentina	TECUMSEH	1889457	31-Aug-1992
Tecumseh Products Company	Argentina	TECUMSEH	1887276	31-Jul-1992
Tecumseh Products Company	Argentina	TECUMSEH	1545784	30-Nov-1994
Tecumseh Products Company	Australia	TECUMSEH	A196,531	11-Aug-1965
Tecumseh Products Company	Austria	TECUMSEH	31457	30-Nov-1994
Tecumseh Products Company	Benelux	TECUMSEH	2772	11-Jan-1971
Tecumseh Products Company	Benelux	TECUMSEH	2,773	11-Jan-1980
Tecumseh Products Company	Benelux	TECUMSEH	90002	22-Dec-1973
Tecumseh Products Company	Brazil	TECUMSEH	007221878	10-Sep-1990
Tecumseh Products Company	Brazil	TECUMSEH	002796015	30-Apr-1993
Tecumseh Products Company	Canada	TECUMSEH	108868	20-Dec-1987
Tecumseh Products Company	Chile	TECUMSEH	441083	13-Mar-1995
Tecumseh Products Company	Chile	TECUMSEH	533334	27-Jan-1999
Tecumseh Products Company	China	TECUMSEH	254223	30-Jun-1996
Tecumseh Products Company	China	TECUMSEH	259902	20-aug-1996
Tecumseh Products Company	China	TECUMSEH	382710	20-Aug-1996
Tecumseh Products Company	Colombia	TECUMSEH	96807	13-Jan-1992
Tecumseh Products Company	Colombia	TECUMSEH	40098	27-Jul-1992
Tecumseh Products Company	Congo (Dem. Rep.)	TECUMSEH	1449/97REN/ZA	02-Sep-1997
Tecumseh Products Company	El Salvador	TECUMSEH	104	01-Feb-1980
Tecumseh Products Company	France	TECUMSEH	1,456,092	27-Nov-1997
Tecumseh Products Company	France	TECUMSEH	1,484,804	01-Sep-1978
Tecumseh Products Company	France	TECUMSEH	1,431,523	21-Oct-1997
Tecumseh Products Company	Germany	TECUMSEH	819,254	04-Aug-1984
Tecumseh Products Company	Germany	TECUMSEH	679482	29-Sep-1994
Tecumseh Products Company	Greece	TECUMSEH	19732	06-Oct-1994
Tecumseh Products Company	Guatemala	TECUMSEH	36451	12-Feb-1999
Tecumseh Products Company	Guatemala	TECUMSEH	36449	12-Feb-1999
Tecumseh Products Company	Hong Kong	TECUMSEH	498/1957	21-Sep-1990
Tecumseh Products Company	India	TECUMSEH	167515	11-Jan-1955
Tecumseh Products Company	India	TECUMSEH	168677	20-Apr-1997
Tecumseh Products Company	Indonesia	TECUMSEH	IDM00022302	6-Dec-2004
Tecumseh Products Company	Italy	TECUMSEH	717,791	29-Sep-1986

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	Italy	TECUMSEH	660477	10-Jun-1993
Tecumseh Products Company	Japan	TECUMSEH	472183	27-Oct-1995
Tecumseh Products Company	Korea	TECUMSEH	73358	06-Jan-1991
Tecumseh Products Company	Macao	TECUMSEH	1347M	30-Oct-1997
Tecumseh Products Company	Mexico	TECUMSEH	249,639	09-Oct-1979
Tecumseh Products Company	Mexico	TECUMSEH	100,536	03-May-1994
Tecumseh Products Company	Mexico	TECUMSEH	69684	31-Oct-2001
Tecumseh Products Company	Monaco	TECUMSEH	R96.17019	08-Jul-1966
Tecumseh Products Company	New Zealand	TECUMSEH	57447	23-Nov-1990
Tecumseh Products Company	Norway	TECUMSEH	45835	29-Sep-1954
Tecumseh Products Company	Panama	TECUMSEH	65278	18-Jan-1996
Tecumseh Products Company	Paraguay	TECUMSEH	202306	29-Nov-1997
Tecumseh Products Company	Paraguay	TECUMSEH	203103	29-Nov-1997
Tecumseh Products Company	Peru	TECUMSEH	51930	13-Feb-1994
Tecumseh Products Company	Peru	TECUMSEH	51170	18-Nov-1993
Tecumseh Products Company	Poland	TECUMSEH	90 476	11-May-1994
Tecumseh Products Company	Portugal	TECUMSEH	151846	22-May-1999
Tecumseh Products Company	Saudi Arabia	TECUMSEH	245/1	02-Dec-1991
Tecumseh Products Company	South Africa	TECUMSEH	3991/55	12-Dec-1999
Tecumseh Products Company	South Africa	TECUMSEH	2996/58	16-Sep-1992
Tecumseh Products Company	Spain	TECUMSEH	332421	15-Apr-1998
Tecumseh Products Company	Sweden	TECUMSEH	78250	20-May-1995
Tecumseh Products Company	Switzerland	TECUMSEH	P274393	09-Jul-1994
Tecumseh Products Company	Taiwan	TECUMSEH	43,891	31-Aug-1994
Tecumseh Products Company	Taiwan	TECUMSEH	48,727	27-Jul-1994
Tecumseh Products Company	Taiwan	TECUMSEH	52,477	01-May-1972
Tecumseh Products Company	Thailand	TECUMSEH	479704KOR160176	24-Mar-1992
Tecumseh Products Company	Tunisia	TECUMSEH	EE991687	12-Oct-1999
Tecumseh Products Company	Turkey	TECUMSEH	115771	16-Nov-1999
Tecumseh Products Company	United Kingdom	TECUMSEH	A970,386	21-Jan-1978
Tecumseh Products Company	United Kingdom	TECUMSEH	886,640	09-Nov-1986
Tecumseh Products Company	Uruguay	TECUMSEH	314878	07-Sep-1999
Tecumseh Products Company	Uruguay	TECUMSEH	239102	04-Apr-1960

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	USA	TECUMSEH	716,430	06-Jun-1961
Tecumseh Products Company	USA	TECUMSEH	2,485,267	04-Sep-2001
Tecumseh Products Company	Venezuela	TECUMSEH	37134F	14-Jul-1989
Tecumseh Products Company	Venezuela	TECUMSEH	97283F	16-Feb-1981
Tecumseh Products Company	Zaire	TECUMSEH	4371/C	02-Sep-1997
Tecumseh Products Company	Denmark	TECUMSEH (Stylized)	1447/1995	13-Aug-1995
Tecumseh Products Company	Egypt	TECUMSEH (Stylized)	42933	14-Jul-1996
Tecumseh Products Company	Finland	TECUMSEH (Stylized)	29128	31-May-1995
Tecumseh Products Company	Japan	TECUMSEH (Stylized)	2122521	27-Mar-1999
Tecumseh Products Company	Kuwait	TECUMSEH (Stylized)	45945	20-Dec-2003
Tecumseh Products Company	Taiwan	TECUMSEH (Stylized)	42,247	01-Feb-1994
Tecumseh Products Company	Canada	TECUMSEH and Design (Whirling Blade)	TMA548992	31-Jul-2001
Tecumseh Products Company	Croatia	TECUMSEH and Design (Whirling Blade)	Z20010711	02-Apr-2002
Tecumseh Products Company	Czech Republic	TECUMSEH and Design (Whirling Blade)	242 427	22-Mar-2003
Tecumseh Products Company	Estonia	TECUMSEH and Design (Whirling Blade)	36282	23-May-2002
Tecumseh Products Company	European Community	TECUMSEH and Design (Whirling Blade)	001194919	26-Mar-2001
Tecumseh Products Company	Hungary	TECUMSEH and Design (Whirling Blade)	169 328	21-May-2002
Tecumseh Products Company	Latvia	TECUMSEH and Design (Whirling Blade)	M49925	20-Sep-2002
Tecumseh Products Company	Lithuania	TECUMSEH and Design (Whirling Blade)	45932	16-Sep-2002
Tecumseh Products Company	Poland	TECUMSEH and Design (Whirling Blade)	155758	24-Feb-2005
Tecumseh Products Company	Russia	TECUMSEH and Design (Whirling Blade)	238479	13-Feb-2003
Tecumseh Products Company	Serbia and Montenegro	TECUMSEH and Design (Whirling Blade)	46566	12-Dec-2003
Tecumseh Products Company	Slovenia	TECUMSEH and Design (Whirling Blade)	200170730	19-Apr-2002
Tecumseh Products Company	Turkey	TECUMSEH and Design (Whirling Blade)	2001 08290	07-May-2001
Tecumseh Products Company	Ukraine	TECUMSEH and Design (Whirling Blade)	34625	15-Sep-2003
Tecumseh Products Company	USA	TECUMSEH and Design (Whirling Blade)	2,382,516	05-Sep-2000
Tecumseh Products Company	USA	TECUMSEH and Design (Whirling Blade)	2001/07459	27-Mar-2006
Tecumseh Products Company	Australia	TECUMSEH and Design (Whirling Blade)	789414	25-Jun-1999
Tecumseh Products Company	Belarus	TECUMSEH and Design (Whirling Blade)	17764	15-Sep-2003
Tecumseh Products Company	Algeria	TECUMSEH and Indian Head Design	53623	19-Nov-1997
Tecumseh Products Company	Argentina	TECUMSEH and Indian Head Design	1896255	30-Sep-1992
Tecumseh Products Company	Argentina	TECUMSEH and Indian Head Design	1684483	28-Aug-1998
Tecumseh Products Company	Argentina	TECUMSEH and Indian Head Design	1896256	30-Sep-1992

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	Argentina	TECUMSEH and Indian Head Design	1684482	28-Aug-1998
Tecumseh Products Company	Australia	TECUMSEH and Indian Head Design	A196,530	11-Aug-1965
Tecumseh Products Company	Australia	TECUMSEH and Indian Head Design	A131,101	22-Feb-1957
Tecumseh Products Company	Bangladesh	TECUMSEH and Indian Head Design	5457	25-Apr-1995
Tecumseh Products Company	Benelux	TECUMSEH and Indian Head Design	2774	10-Dec-1980
Tecumseh Products Company	Benelux	TECUMSEH and Indian Head Design	89115	22-Dec-1995
Tecumseh Products Company	Brazil	TECUMSEH and Indian Head Design	002357410	22-Jul-1990
Tecumseh Products Company	Brazil	TECUMSEH and Indian Head Design	007221860	10-Sep-1990
Tecumseh Products Company	Chile	TECUMSEH and Indian Head Design	534989	23-Feb-1990
Tecumseh Products Company	China	TECUMSEH and Indian Head Design	254215	30-Jun-1996
Tecumseh Products Company	China	TECUMSEH and Indian Head Design	259884	20-Aug-1996
Tecumseh Products Company	China	TECUMSEH and Indian Head Design	382709	20-Aug-1996
Tecumseh Products Company	Colombia	TECUMSEH and Indian Head Design	97468	15-Nov-1996
Tecumseh Products Company	Colombia	TECUMSEH and Indian Head Design	97469	15-Nov-1996
Tecumseh Products Company	Egypt	TECUMSEH and Indian Head Design	42934	14-Jul-1986
Tecumseh Products Company	El Salvador	TECUMSEH and Indian Head Design	103	01-Feb-1980
Tecumseh Products Company	France	TECUMSEH and Indian Head Design	1,484,803	01-Sep-1978
Tecumseh Products Company	Germany	TECUMSEH and Indian Head Design	819,255	04-Aug-1984
Tecumseh Products Company	Guatemala	TECUMSEH and Indian Head Design	35454	28-Sep-1998
Tecumseh Products Company	Guatemala	TECUMSEH and Indian Head Design	35453	27-Sep-1998
Tecumseh Products Company	India	TECUMSEH and Indian Head Design	237,390	02-Sep-1973
Tecumseh Products Company	India	TECUMSEH and Indian Head Design	237,391	02-Sep-1973
Tecumseh Products Company	Indonesia	TECUMSEH and Indian Head Design	IDM000022301	06-Dec-2004
Tecumseh Products Company	Ireland	TECUMSEH and Indian Head Design	60308	24-Apr-2000
Tecumseh Products Company	Israel	TECUMSEH and Indian Head Design	17037	16-Jul-1993
Tecumseh Products Company	Italy	TECUMSEH and Indian Head Design	717,790	29-Sep-1986
Tecumseh Products Company	Italy	TECUMSEH and Indian Head Design	759261	09-Nov-1996
Tecumseh Products Company	Japan	TECUMSEH and Indian Head Design	546576	14-Jan-2000
Tecumseh Products Company	Korea	TECUMSEH and Indian Head Design	89871	12-Apr-1993
Tecumseh Products Company	Kuwait	TECUMSEH and Indian Head Design	45929	20-Dec-2003
Tecumseh Products Company	Macao	TECUMSEH and Indian Head Design	1208M	02-Dec-1997
Tecumseh Products Company	Macao	TECUMSEH and Indian Head Design	1932M	25-Jan-1998
Tecumseh Products Company	Malaya	TECUMSEH and Indian Head Design	M29960	08-May-1993
Tecumseh Products Company	Mexico	TECUMSEH and Indian Head Design	248,221	28-Jul-1980
Tecumseh Products Company	Mexico	TECUMSEH and Indian Head Design	100,537	08-Feb-1994

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	Monaco	TECUMSEH and Indian Head Design	R96.17020	10-Mar-1981
Tecumseh Products Company	New Zealand	TECUMSEH and Indian Head Design	59514	08-Feb-1992
Tecumseh Products Company	Pakistan	TECUMSEH and Indian Head Design	28975	25-Apr-1995
Tecumseh Products Company	Panama	TECUMSEH and Indian Head Design	65277	24-Aug-1994
Tecumseh Products Company	Peru	TECUMSEH and Indian Head Design	52672	12-Apr-1994
Tecumseh Products Company	Peru	TECUMSEH and Indian Head Design	51071	18-Nov-1993
Tecumseh Products Company	Philippines	TECUMSEH and Indian Head Design	2256	25-May-1979
Tecumseh Products Company	Poland	TECUMSEH and Indian Head Design	90 475	11-May-1994
Tecumseh Products Company	Portugal	TECUMSEH and Indian Head Design	152186	19-Feb-1999
Tecumseh Products Company	Portugal	TECUMSEH and Indian Head Design	151847	15-Apr-1989
Tecumseh Products Company	South Africa	TECUMSEH and Indian Head Design	2805/57	10-Sep-1991
Tecumseh Products Company	South Africa	TECUMSEH and Indian Head Design	1451/57	14-May-2001
Tecumseh Products Company	Spain	TECUMSEH and Indian Head Design	329497	01-Feb-1958
Tecumseh Products Company	Spain	TECUMSEH and Indian Head Design	329498	02-Feb-1998
Tecumseh Products Company	Sri Lanka	TECUMSEH and Indian Head Design	18997	08-May-1992
Tecumseh Products Company	Taiwan	TECUMSEH and Indian Head Design	54,444	01-Jan-1983
Tecumseh Products Company	Thailand	TECUMSEH and Indian Head Design	479702KOR169851	22-Feb-1992
Tecumseh Products Company	United Kingdom	TECUMSEH and Indian Head Design	886,637	09-Nov-1986
Tecumseh Products Company	United Kingdom	TECUMSEH and Indian Head Design	786,126	02-Jan-1994
Tecumseh Products Company	United Kingdom	TECUMSEH and Indian Head Design	760,610	17-Dec-1977
Tecumseh Products Company	Uruguay	TECUMSEH and Indian Head Design	314880	07-Sep-1999
Tecumseh Products Company	USA	TECUMSEH and Indian Head Design	660,341	08-Apr-1958
Tecumseh Products Company	USA	TECUMSEH and Indian Head Design	848,584	07-May-1968
Tecumseh Products Company	Venezuela	TECUMSEH and Indian Head Design	98029F	01-Sep-1981
Tecumseh Products Company	Venezuela	TECUMSEH and Indian Head Design	98028F	01-Sep-1981
Tecumseh Products Company	Zambia	TECUMSEH and Indian Head Design	1907/58	13-Jun-1993
Tecumseh Products Company	Zimbabwe	TECUMSEH and Indian Head Design	1907/58	13-Jun-1999
Tecumseh Products Company	European Community	TECUMSEH COMPLETE SYSTEMS and Design	002349298	18-Nov-2002
Tecumseh Products Company	USA	TECUMSEH COMPLETE SYSTEMS and Design	2,633,074	08-Oct-2002
Tecumseh Products Company	France	TECUMSEH POWERED CO2 TECHNOLOGY and Design	03 3 226 721	31-Oct-2003
Tecumseh Products Company	Canada	TECUMSEH POWERED PACKAGED REFRIGERATION SOLUTIONS and Design	TMA646,671	25-Aug-2005

TRADEMARKS
			Registration	Registration
Name of Grantor	Country	Trademark	Number	Date
Tecumseh Products Company	France	TECUMSEH POWERED PACKAGED REFRIGERATION SOLUTIONS and Design	03 3 226 720	31-Oct-2003
Tecumseh Products Company	USA	TECUMSEH POWERED PACKAGED REFRIGERATION SOLUTIONS and Design	2,978,743	26-Jul-2005
Tecumseh Products Company	USA	TP (Stylized)	1,112,152	30-Jan-1979
Tecumseh Products Company	Canada	TP COVERS and Design	TMA561,962	14-May-2002
Tecumseh Products Company	France	VECTOR	1,721,379	11-Sep-1990
Tecumseh Products Company	Germany	VECTOR	1,180,847	13-Sep-1991
Tecumseh Products Company	Italy	VECTOR	910232	24-Aug-1993
Tecumseh Products Company	New Zealand	VECTOR	204686	03-Jun-1994
Tecumseh Products Company	Canada	VECTOR	tbd	tbd
Tecumseh Products Company	Mexico	VECTOR	tbd	tbd

TRADEMARK APPLICATIONS
			Application Serial	Application
Name of Grantor	Country	Trademark Application	Number	Filing Date
Tecumseh Products Company	Canada	E EVERGY and Design	1,173,822	7-Apr-2003
Tecumseh Products Company	USA	E EVERGY and Design	78/177766	23-Oct-2002
Tecumseh Products Company	USA	EPACOOL 2 and Design	78/551852	21-Jan-2005
Tecumseh Products Company	Brazil	EPACOOL 2 and Design - in color	827383169	05-May-2005
Tecumseh Products Company	Brazil	EPACOOL 2 and Design - in color	827383134	05-May-2005
Tecumseh Products Company	Canada	EPACOOL 2 and Design - in color	1,250,117	07-Mar-2005
Tecumseh Products Company	India	EPACOOL 2 and Design - in color	1354410	02-May-2005
Tecumseh Products Company	Indonesia	TECUMSEH	1661916768	01-Jul-2003
Tecumseh Products Company	Indonesia	TECUMSEH and Indian Head Design	1661716766	01-Jul-2003
Tecumseh Products Company	Brazil	TECUMSEH COMPLETE SYSTEMS and Design	824016629	06-Sep-2001
Tecumseh Products Company	India	TECUMSEH POWERED CO2 TECHNOLOGY and Design	01204044	04-Jun-2003
Tecumseh Products Company	India	TECUMSEH POWERED PACKAGED REFRIGERATION SOLUTIONS and Design	01204045	04-Jun-2003
Tecumseh Products Company	USA	VECTOR	78/712,501	14-Sep-2005
Tecumseh Products Company	Canada	VECTOR	1,293,186	10-Mar-2006
Tecumseh Products Company	USA	VECTOR BY TECUMSEH and Design	78/720,692	26-Sep-2005

COPYRIGHTS
			Registration	Registration
Name of Grantor		Copyright	Number	Date
Tecumseh Products Company	U.S. Copyright Office	Tecumseh Hermetic Compressor Service Handbook	tbd	Filed 14-Nov-2005

INTELLECTUAL PROPERTY LICENSES
Name of Agreement	Date of Agreement	Parties to Agreement
BLDC Technology License Agreement	August 31, 2007	Regal Beloit Corporation and Tecumseh Products Company

Trademark License and Coexistence Agreement	November 9, 2007	Tecumseh Products Company, Snowstorm Acquisition Corporation, Tecumseh Power Company, and Motoco a.s.

COPYRIGHT APPLICATIONS
Application Filing
Name of Grantor	Copyright Application	Date	Application Serial Number
None

EXHIBIT E
(See Section 3.11 of Security Agreement)
TITLE DOCUMENTS
I. VEHICLES SUBJECT TO CERTIFICATE OF TITLE:

State Where
Name of Grantor	Description	Title Number	Issued
Tecumseh Products Company	Ford F350 Pickup	114S0260039A	MI
Tecumseh Products Company	Ford Windstar	114P0840038T	MI
Tecumseh Products Company	Ford Windstar	114R1960180T	MI
Tecumseh Products Company	Ford Superwagon Van	223L1570233T	MI
Tecumseh Products Company	Dodge Ram Pickup	100M0610053A	MI
Tecumseh Products Company	Ford Dump Truck	223E1330099T	MI
Tecumseh Products Company	Ford Windstar	112K1530223T	MI
Tecumseh Products Company	Ford Stake Truck	100J2390104C	MI
Tecumseh Products Company	Ford Pickup	223B3120027A	MI
Tecumseh Products Company	Ford Semi-Tractor	223L2710218T	MI
Tecumseh Products Company	Chevy Semi-Tractor	242B2490149F	MI
Tecumseh Do Brasil USA, LLC	Dodge Grand Caravan	100M1840316T	MI
Tecumseh Products Company	Ford F-250 Flatbed	8714618-01	MS
Tecumseh Products Company	Ford Aerostar	6858046-01	MS
Tecumseh Products Company	Plymouth Voyager Van	9306412-01	MS
Tecumseh Products Company	Chevy Pickup	9306401-01	MS
Tecumseh Products Company	Ford Pickup	9828778-00	MS
Tecumseh Products Company	Ford Aerostar	9118706-01	MS
Tecumseh Products Co. MP Pumps, Inc.	Ford F350 Stake Truck	170R1550254A	MI
Tecumseh Products Company	Ford F350 Pickup	223H2460125A	MI
Tecumseh Products Company	Ford Pickup	41229389	TN
Tecumseh Products Company	Ford Aerostar	53828480	TN
Tecumseh Products Company	Plymouth Voyager	58866891	TN
Tecumseh Products Company	Ford Pickup	53995109	TN
Evergy, Inc.	Cargomate Utility Trailer	68598680	TN
II. AIRCRAFT/ENGINES/PARTS, SHIPS, RAILCARS AND OTHER VEHICLES GOVERNED BY FEDERAL STATUE:
     None.

EXHIBIT F
(See Section 3.11 of Security Agreement)
FIXTURES

Legal			Name of Record	Address of Record
Description	County	Street Address	Owner	Owner
See Attachment 1	Lenawee	100 & 101 East	Tecumseh Products	100 E. Patterson
		Patterson Street	Company	St. Tecumseh, MI 49286
Tecumseh, MI 49286

See Attachment 2	Lenawee	420 S. Maumee	Tecumseh Products	100 E. Patterson
		Tecumseh, MI 48286	Company	St. Tecumseh, MI 49286

See Attachment 3	Ozaukee	900 North Street	Tecumseh Products	100 E. Patterson
		Grafton, WI 53024	Company	St. Tecumseh, MI 49286

See Attachment 4	Lee	227 CDF Boulevard	Tecumseh Products	100 E. Patterson
		Shannon, MS 38868	Company	St. Tecumseh, MI 49286
(Under a purchase agreement, closing scheduled)

See Attachment 5	Henry	2700 W Wood Street	Evergy, Inc.	100 E. Patterson
		Paris, TN 38242		St. Tecumseh, MI 49286

See Attachment 6	Providence	881 Main Street	Evergy, Inc.	100 E. Patterson
		Pawtucket, RI 02860		St. Tecumseh, MI 49286
(Under a purchase agreement, closing scheduled)

See Attachment 7	Macomb	34800 Bennett Drive	M. P. Pumps, Inc.	34800 Bennett Road
		Fraser, MI 48026		Fraser, MI 48026

Attachment 1
PARCEL “A”
PART OF LOT 24 OF ASSESSOR’S PLAT No. 6 CITY OF TECUMSEH BEING PART OF THE SOUTHWEST 1/4 OF SECTION 34, TOWN 5 SOUTH, RANGE 4 EAST, CITY OF TECUMSEH, LENAWEE COUNTY, MICHIGAN DESCRIBED AS BEGINNING AT THE SOUTHWEST CORNER OF LOT 24 OF “ASSESSOR’S PLAT No. 6”; THENCE N00º17'00"E ALONG THE WEST LINE OF SAID LOT 24 A DISTANCE OF 959.53 FEET (RECORDED AS N00º17'E 959.73 FEET); THENCE N89º03'58"W A DISTANCE OF 24.84 FEET (RECORDED AS N89º21'43"W 25.00 FEET); THENCE N00º15'47"E A DISTANCE OF 744.78 FEET (RECORDED AS N00º17'E 745.43 FEET) TO A CHISELED “X” AT THE SOUTH RIGHT OF WAY LINE OF PATTERSON STREET; THENCE S89º45'16"E ALONG THE SOUTH RIGHT OF WAY LINE OF PATTERSON STREET A DISTANCE OF 385.13 FEET (RECORDED AS S89º 37'E 384.8 FEET); TO A FOUND NAIL; THENCE S00°10'05"E A DISTANCE OF 8.38 FEET (RECORDED AS S00°01'27"E 8.4 FEET) TO A CHISELED “X”; THENCE S89'34'16"E ALONG THE SOUTH RIGHT OF WAY LINE OF PATTERSON STREET A DISTANCE OF 896.18 FEET (RECORDED AS S89°46'E 897.18 FEET); THENCE S00º14'44"W A DISTANCE OF 1,524.10 FEET (RECORDED AS S00º 18'W 1526.83 FEET); THENCE N89º33'09"W A DISTANCE OF 598.85 FEET (RECORDED AS N89º 34'W 598.80 FEET); THENCE S00º36'36"W A DISTANCE OF 178.08 FEET (RECORDED AS S00º21'W 177.7 FEET); THENCE N89º10'17"W A DISTANCE OF 657.45 FEET (RECORDED N89º 05'W 657.3 FEET) TO THE POINT OF BEGINNING.
CONTAINS 2,052,326 SQUARE FEET OR 47.114 ACRES. SUBJECT TO ANY EASEMENTS, RESTRICTIONS, AND RIGHTS OF WAY OF RECORD IF ANY.
PARCEL “B”
PART OF LOTS 13, 14, AND 15 OF ASSESSOR’S PLAT No. 6 CITY OF TECUMSEH BEING PART OF THE SOUTHWEST 1/4 OF SECTION 34, TOWN 5 SOUTH, RANGE 4 EAST. CITY OF TECUMSEH, LENAWEE COUNTY, MICHIGAN DESCRIBED AS COMMENCING AT THE SOUTHWEST CORNER OF LOT 24 OF “ASSESSOR’S PLAT NO. 6”; THENCE N00º17'00"E ALONG THE WEST LINE OF SAID LOT 24 A DISTANCE OF 959.53 FEET; THENCE N89º03'58"W A DISTANCE OF 24.84 FEET; THENCE N00º15'47"E A DISTANCE OF 744.78 FEET TO A CHISELED “X” AT THE SOUTH RIGHT OF WAY LINE OF PATTERSON STREET; THENCE N00°15'23"E A DISTANCE OF 33.60 FEET TO THE NORTHEAST RIGHT OF WAY INTERSECTION OF PATTERSON STREET AND EVANS STREET AND THE POINT OF BEGINNING; THENCE N00º14'10"E ALONG THE EAST RIGHT OF WAY LINE OF EVANS STREET A DISTANCE OF 259.97 FEET (RECORDED AS N00°17'E 260 FEET); THENCE N89°04'50"W A DISTANCE OF 8.84 FEET (RECORDED AS N89º37'W 8.55 FEET); THENCE N00°09'40"W ALONG THE EAST RIGHT OF WAY OF EVANS STREET A DISTANCE OF 169.35 FEET (RECORDED AS N00º26'W 169.55 FEET) TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF CUMMINS STREET; THENCE S89º49'11"E ALONG THE SOUTH RIGHT OF WAY LINE OF CUMMINS STREET A DISTANCE OF 326.61 FEET (RECORDED AS S89º46'E 327.25 FEET); THENCE S00º06'38"E ALONG THE WEST RIGHT OF WAY LINE OF OTTAWA STREET A DISTANCE OF 430.45 FEET (RECORDED AS S00°02'W 430.7 FEET); THENCE N89º38'19"W ALONG THE NORTH RIGHT OF WAY LINE OF PATTERSON STREET A DISTANCE OF 319.20 FEET (RECORDED AS N89º37'W 318.8 FEET) TO THE POINT OF BEGINNING. CONTAINS 138,272 SQUARE FEET OR 3.174 ACRES. SUBJECT TO ANY EASEMENTS. RESTRICTIONS, AND RIGHTS OF WAY OF RECORD IF ANY.
THIS SURVEY DESCRIPTION DESCRIBES THE SAME PROPERTY AS DESCRIBED IN FIRST AMERICAN TITLE INSURANCE COMPANY TITLE COMMITMENT NUMBER NU494886-2000 BEARING AN EFFECTIVE DATE OF JANUARY 23, 2006.

Attachment 2
     Legal Description:
S 270 FT OF N 457.5 FT OF LOT 40 ASSESS PLAT NO 6 CITY OF TECUMSEH

Attachment 3
RECORD LEGAL DESCRIPTION:
THAT PART OF THE SOUTHEAST 1/4 AND THE SOUTHWEST 1/4 OF SECTION 13, TOWN 10 NORTH, RANGE 21 EAST, IN THE VILLAGE OF GRAFTON, OZAUKEE COUNTY, WISCONSIN, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF SAID SOUTHWEST 1/4 OF SAID SECTION; THENCE WEST ALONG THE SOUTH LINE OF SAID SOUTHWEST 1/4 SECTION 300.85 FEET TO A POINT IN THE CENTER OF PROPOSED 8TH AVENUE; THENCE NORTHERLY ALONG THE CENTER LINE OF SAID 8TH AVENUE ON A CURVED LINE (WHOSE CENTER LIES TO THE WEST, HAVING A RADIUS OF 1641.97 FEET, AND WHOSE LONG CHORD IS 214.52 FEET LONG, AND BEARS NORTH 3 DEGREES 43' 19" WEST) A DISTANCE OF 214.68 FEET TO A POINT OF REVERSE CURVE, THENCE CONTINUING NORTHERLY ALONG THE CENTER LINE OF SAID 8TH AVENUE ON A CURVED LINE (WHOSE CENTER LIES TO THE EAST, HAVING A RADIUS OF 1641.97 FEET, AND WHOSE LONG CHORD IS 214.52 FEET LONG, AND BEARS NORTH 3 DEGREES 43' 19" WEST) A DISTANCE OF 214.68 FEET TO THE POINT OF TANGENCY; THENCE NORTH 0 DEGREES 01' 25" EAST, ALONG THE CENTER LINE OF SAID 8TH AVENUE 1316.00 FEET MORE OR LESS TO A POINT IN THE CENTER LINE OF A PROPOSED 66 FOOT ROAD; THENCE NORTH 88 DEGREES 05' EAST ALONG THE CENTER LINE OF SAID PROPOSED 66 FOOT ROAD AND SAID CENTER LINE, EXTENDED, AND PARALLEL TO THE SOUTH LINE OF SAID SOUTHWEST 1/4 SECTION 876.42 FEET TO A POINT IN THE WEST LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD RIGHT OF WAY; THENCE SOUTH 7 DEGREES 41' 30" WEST ALONG THE WEST LINE OF SAID RIGHT OF WAY 1775.00 FEET TO A POINT IN THE SOUTH LINE OF SAID SOUTHEAST 1/4 SECTION; THENCE SOUTH 89 DEGREES 02' WEST ALONG THE SOUTH LINE OF SAID SOUTHEAST 1/4 SECTION 306.34 FEET TO THE PLACE OF BEGINNING, EXCEPTING THE WESTERLY 33 FEET, THE NORTH 33 FEET OF THE WEST 575.79 FEET, AND THE SOUTH 33 FEET FOR STREET PURPOSES.

Attachment 4
Commencing at the Northwest corner of the Southeast Quarter of Section 6, Township 11 South, Range 6 East, Lee County, Mississippi; thence run North 89 degrees 27 minutes West for a distance of 610.53 feet; thence run North 07 degrees 26 minutes West for a distance of 1866.04 feet; thence run South 89 degrees 31 minutes East for a distance of 1117.34 feet to the Point of Beginning; thence run North 00 degrees 25 minutes 43 seconds East for a distance of 694.77 feet to a point on the South right-of-way line of a road with a right-of-way of 50 feet either side of the centerline; thence run North 89 degrees 55 minutes 23 seconds East along said South right-of-way line of said road for a distance of 224.36 feet; thence run North 88 degrees 40 minutes 13 seconds East along said South right-of-way of said road for a distance of 1137.62 feet; thence run South 01 degree 14 minutes 49 seconds West for a distance of 800.81 feet; thence run South 88 degrees 40 minutes 13 seconds West for a distance of 1125.95 feet; thence run North 89 degrees 53 minutes 37 seconds West for a distance of 224.57 feet; thence run North 00 degrees 25 minutes 43 seconds East for a distance of 105 feet to the point of beginning, and all lying and being in the Northeast Quarter of Section 6, Township 11 South, Range 6 East, Lee County, Mississippi and containing 24.91 acres, more or less.
LESS AND EXCEPT that certain tract of land containing 1.39 acres, more or less, conveyed to Tecumseh Products Company, a Michigan corporation, by Warranty Deed executed by Lee County, Mississippi, dated April 3, 2002, and filed as Instrument No. 0206422 in the land records of Lee County, Mississippi.
ALSO, LESS AND EXCEPT that certain tract of land containing 2.29 acres, more or less, conveyed to Tecumseh Products Company, a Michigan corporation, by Special Warranty Deed executed by Lee County, Mississippi, dated September 27, 1995, and filed in Deed Book 1621 at page 89 in the land records of Lee County, Mississippi.

Attachment 5
Land lying and being in the First Civil District of Henry County, State of Tennessee, described as follows:
Tract No. 1: One tract or parcel of land situated in the First Civil District of Henry County, State of Tennessee, within the City Limits of Paris, Tennessee, north of and adjacent to the right-of-way of Tennessee Highway No. 54, and more particularly described as follows:
Beginning at an iron pin 4.5 feet north of the power pole, at the southwest corner of the Frank Nance tract, and the southeast corner of the tract herein described; thence with the highway right-of-way, South 80 degrees 20 minutes West 907.0 feet to a mark in the concrete around the fence post, the southeast corner of the Frank Nance tract, formerly Matthews; thence with the Nance east line (fence) North 3 degrees 00 minutes West 968.5 feet to an iron pin; thence with the south line of Nance tract North 80 degrees 20 minutes East 901.4 feet to an iron pin; thence with the Nance line South 3 degrees 00 minutes East 483.5 feet to an iron pin; thence South 3 degrees 40 minutes East 485.0 feet to the point of beginning, containing 20 acres, more or less, as shown by survey of H. Gordon Higgs, a Registered Land Surveyor in the State of Tennessee, License No. 97.
Tract No. 2: A permanent but not exclusive easement to overflow, flood and cover the property hereinafter described with water, muck, silt or sand flowing off the property of The Mitchum Company and along or through a creek or branch which runs through the said property, said property being described as two tracts of land located in the First Civil District of Henry County, State of Tennessee, and more particularly described as follows:
Tract No. 1: Beginning at a stake in the public road, the southwest corner of this tract, R. G. Whitfield’s (formerly Walton’s) southeast corner; thence Northeast with Palestine Road 84 poles to a turn in the road, Kimmons’ corner; thence Northeast with Kimmons’ line 13 poles to a stake; thence North with Kimmons’ 66 poles to the C. W. Edwards’ line; thence West 72 1/2 poles with the south lines of the lands of Edwards and Douglas Kibbons to a stake, Whitfield’s line; thence South with the R. G. Whitfield line 112 1/2 poles to the beginning, containing 46–48/160 acres, more or less, but including in the above description and excluding from this conveyance about two acres in the southwest corner of the tract hereto fore conveyed to Pokie Walton by J. W. Barnett.
Tract No. 2: Tract of land beginning at a stake in the center of Crutchfield Lane, G. W. Snyder’s southeast corner; thence West 219 feet to a corner fence post, said Snyder’s southwest corner; thence West 100 feet to a fence post, Snyder’s intermediate corner; thence West 676 feet to a corner fence post, Dyar’s (now George Kibbons’) intermediate corner; thence South 112 feet to Dyar’s (now George Kibbon’s) intermediate southeast corner; thence West 1397 feet to a stake, W. R. Jones’ southwest corner; thence South 1118 feet to Barnett’s northwest corner; thence East 829 feet to Claude Edwards’ southwest corner; thence North with Claude Edwards’ line 205 feet to his northwest corner; thence East with the said Claude Edwards’ line 1472 feet to a stake in the center of Crutchfield Lane, Claude Edwards’ northeast corner; thence North with said Lane’s center 924 feet to the beginning, containing 54.14 acres, more or less.
Being the same property conveyed to Evergy, Inc. by Quitclaim Deed from Tecumseh Products Company of record in Book 124, page 12, Register’s Office for Henry County, Tennessee.
Being the same tract of land described in the First American Title Insurance Commitment No. NCS-211386TN4.

Attachment 6
That certain parcel of land, with all the buildings and improvements thereon, situated on the westerly side of Main Street, the northerly side of Barnes Street and the southeasterly side of Thurston Street, in the City of Pawtucket, County of Providence and State of Rhode Island, and bounded and described as follows in a Warranty Deed from Maxine S. Dodenhoff to Vitrus, Incorporated, dated December 30, 1986 and recorded with the Land Evidence Records for the City of Pawtucket, Rhode Island in Book 753, Page 2400:
Beginning at a point at the intersection of the westerly line of Main Street and the southeasterly line of Thurston Street, which point is the most northerly corner of the parcel;
Thence running southerly, along said westerly line of Main Street, two hundred and ninety-two and twenty-one seventeen one-hundredths (292.21) feet to an angle;
Thence turning an exterior angle of one hundred and seventy-one degrees, fifty-eight minutes and thirty seconds (171°-58'-30'') and continuing southerly, along said westerly line of Main Street, twenty-six and eighteen one-hundredths (26.18) feet to a corner;
Thence turning an interior angle of ninety-three degrees and fifty minutes (93°-50') and running westerly, bounced southerly by land now or formerly of Francis A, & Alice R. Gilson, ninety and two tenths (90.2) feet to a corner;
Thence turning an interior angle of two hundred sixty-six degrees and ten minutes (266°-10') and running southerly, bounded easterly by said Gilson land, forty and ninety-three one hundredths (40.93) feet to a corner;
Thence turning an interior angle of eighty-nine degrees, fifty-eight minutes and forty seconds (89°-58'-40'') and running westerly, bounded southerly by land now or formerly of Armand D. & Annette P. Lavergne, ten (10.0) feet to a corner;
Thence turning an interior angle of two hundred seventy degrees, one minute and twenty seconds (270°-1'-20'') and running southerly, bounded easterly, in part, by said Lavergne land and land now or formerly of Rose & Leo Benoit & Rosalie Marcure, one hundred and fifty (150.0) feet to the northerly line of Barnes Street to a corner;
Thence turning an interior angle of eighty-nine degrees, fifty-eight minutes and forty seconds (59°-58'-40'') and running westerly, along said northerly line of Barnes Street, ninety-seven and fifty-two one hundredths (97.52) feet (97.78 feet record) to a corner;
Thence turning an interior angle of ninety degrees (90°-0') and running northerly one hundred and seventy-seven and sixty-three one hundredths (177.63) feet to a corner;
Thence turning an interior angle of one hundred and ninety-two degrees, fifty minutes and fifty-nine seconds (192°-50'-59'') and continuing northerly one hundred and thirty-seven and thirty-seven one hundredths (137.37) feet (137.16 feet record) to the said southeasterly line of Thurston Street to a corner;

Thence turning an interior angle of one hundred and eighteen degrees, fifty-four minutes and thirty one seconds (118°-54'-31") and running northeasterly, along said southeasterly line of Thurston Street, three hundred sixteen and ninety-nine one hundredths (316.99) feet to a point of curvature;
Thence running generally northeasterly along the arc of a circle curving right, having a central angle of one hundred seventeen degrees, thirty minutes and forty-six seconds (117°30'46") and a radius of nineteen and eighty-seven one-hundredths (19.87) feet, a distance of forty and seventy-five one-hundredths (40.75') feet to a point on the westerly side of Main Street which is marked by a drill hole;
Thence westerly along said street six and sixty-one one-hundredths (6.61') feet to the point and place of beginning.

Attachment 7
LEGAL DESCRIPTION:
Lots 10, 11, 21, 22, and 23 of Proposed Clarence Bennelt Industrial Park, part of the NE 1/4 of Section 32, T. 2N., R. 13E., City of Fraser, Macomb County, Michigan, described as commencing at the North 1/4 corner of said Section 32; thence S 89°50' 16" E 545.02 ft. along the North line of said Section 32 and S 00°15' 20" W 60.00 ft. to the point of beginning; thence S 89°50' 16" E 203.42 ft. ; thence S 00°09' 41" W 240.00 ft. ; thence S 89° 50' 16" E 609.76 ft. ; thence S 00°30' 34" W 333.84 ft. ; thence N 89°44' 40" W 812.09 ft. ; thence N 00°15' 20" E 572.50 ft. to the point of beginning. Contaning 319.681 square feet ... 7,339 acres.
..........together with a 70 ft. wide easement for ingress and egress described as commencing at the North 1/4 corner of said Section 12; thence S 89° 50' 60" E 475.02 ft. along the North line of said Section 32 to the point of beginning; thence S 00°15' 20" W 632.50 ft. ; thence S 89°44' 40" E 499.50 ft. ; thence S 00°15' 20" W 966.71 ft. ; thence N 87°18' 00" W 76.05 ft. along the centerline of Malyn Road; thence N 00°15' 20" E 893.72 ft. ; thence N 89°44' 40" W 499.38 ft. ; thence N 00°15' 20" E 202.39 ft. to the point of beginning.

EXHIBIT G
(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
Part A. Wholly- or Majority-Owned Subsidiaries of Grantors:

		Number	Percentage
Grantor	Wholly-Owned Subsidiary	of Shares	Held
Tecumseh Products Company	Tecumseh Pump Company	3,000	100%
Tecumseh Products Company	Tecumseh Compressor Company	3,000	100%
Tecumseh Products Company	Evergy, Inc.	2,500	100%
Tecumseh Products Company	Hayton Property	N/A	100%
Tecumseh Products Company	The Lauson Company	5	100%
Tecumseh Products Company	Power Products Company, Inc.	500	100%
Tecumseh Products Company	Providence Controls Company	100	100%
Tecumseh Products Company	Tecumseh Trading Company	1000	100%
Tecumseh Products Company	Tecumseh do Brasil Ltda	120,716,869	100%
Tecumseh Products Company	TMT-Motoco do Brasil Ltda	69,999,996	100%
Tecumseh Products Company	Tecumseh Products of Canada, Limited	500,000	100%
Tecumseh Products Company	Tecumseh France S.A.	4,569,375	100%
Tecumseh Products Company	Tecumseh Products India Private Limited	22,018,607	100%
Tecumseh Products Company	Tecumseh Products Company International Division, Inc.	N/A	100%
Tecumseh Products Company	Tecumseh Servicos E Representacao Ltda	N/A	99.9%
Tecumseh Products Company	Motoco A.S.	N/A	98%
Evergy, Inc.	Fasco Australia Pty. Limited.	N/A	100%
Evergy, Inc.	Fasco Motors (Thailand) Limited	N/A	100%
Part B. Miscellaneous Minority Interests:
     1)

			Number
Name of		Certificate	of
Grantor	Issuer	Number	Shares
Tecumseh Products Company	Gorman-Rupp Company	CL13871	70
Tecumseh Products Company	Manulife Financial Services	377 051 806 65	955
Tecumseh Products Company	Manulife Financial Services	377 051 006 69	865
Tecumseh Products Company	Mindspeed Technologies, Inc.	124879569243	549

			Number
Name of		Certificate	of
Grantor	Issuer	Number	Shares
Tecumseh Products Company	Skyworks Solutions, Inc.	6000042593	578
Jim Robbins Company	Principal Financial Group	JIM--ROBCOPG--0000	3,072
Tecumseh Products Company	Conexant Systems, Inc.	N00036641(824 Certificate Shares and 824 Book Shares)	1,648
2)	15% interest in Novelaire Technologies, LLC

3)	1,136,364 shares common stock of Vairex Corporation

4)	Vairex Corporation Warrant for 250,000 shares and any securities obtained upon the exercise thereof

5)	100 shares common stock of Auto Specialty Products, Inc.

6)	10% interest in Tecumseh Europa S.p.A.

7)	1% interest in Motores Fasco de Mexico S de RL de CV

8)	48.99% interest in Fasco Yamabischi Company Ltd.

EXHIBIT H
(See Section 3.1 of Security Agreement)
OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

	Jurisdiction of	Organizational
Company	Organization	ID #	UCC Filing Office
Tecumseh Products Company	Michigan	096612	Michigan Secretary of State
Tecumseh Compressor Company	Delaware	3585297	Delaware Secretary of State
M. P. Pumps, Inc.	Michigan	481594	Michigan Secretary of State
Evergy, Inc.	Delaware	3585288	Delaware Secretary of State
Data Divestco, Inc.	Michigan	26360C	Michigan Secretary of State
Tecumseh do Brasil USA, LLC	Delaware	3381113	Delaware Secretary of State
Von Weise USA, Inc.	Delaware	0887197	Delaware Secretary of State
Tecumseh Trading Company	Delaware	4088202	Delaware Secretary of State

EXHIBIT I
(See Section 4.4 and 4.8 of Security Agreement)
FORM OF AMENDMENT
     This Amendment, dated March ___, 2008 is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated March ___, 2008, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I TO AMENDMENT
STOCKS

Percentage of
Name of		Certificate	Number of		Outstanding
Grantor	Issuer	Number(s)	Shares	Class of Stock	Shares
BONDS

Name of
Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity
GOVERNMENT SECURITIES

Name of
Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Percentage Ownership
Name of Grantor	Issuer	Description of Collateral	Interest
[Add description of custody accounts or arrangements with securities intermediary, if applicable]
COMMERCIAL TORT CLAIMS

Case Number; Name of
Court where Case was
Name of Grantor	Description of Claim	Parties	Filed